UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, For use of the Commission only (as permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GENEREX BIOTECHNOLOGY CORPORATION
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

GENEREX BIOTECHNOLOGY CORPORATION

555 Richmond Street West, Suite 604

Toronto, Ontario M5V 3B1

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD WEDNESDAY, AUGUST 19, 2015

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Generex Biotechnology Corporation ("Generex") that will be held on Wednesday, August 19, 2015, at 10:00 a.m. (local time), at 201 Bridgeland Avenue, Toronto, Ontario, M6A 1Y7 for the following purposes, as set forth in the accompanying Proxy Statement:

1.	To elect four directors;

2.	To conduct an advisory vote on executive compensation;

3.	To ratify the appointment of MNP LLP as independent public accountants for the year ending July 31, 2015;

4.	To approve an amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 1,500,000,000 shares to 2,450,000,000 shares;

5.	To approve an amendment to our Restated Certificate of Incorporation to effect, at any time prior to December 31, 2016, a reverse stock split of our common stock at an exchange ratio to be determined and to proportionately reduce the number of shares of the common stock authorized for issuance (the implementation of the reverse stock split, ratio and timing of which will be subject to the discretion of the Board of Directors);

6.	To approve the adjournment of the annual meeting, if necessary, to solicit additional proxies to vote in favor of the proposals set forth in Items 4 and 5; and

7.	To conduct any other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The Board of Directors has established the close of business on June 24, 2015, as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Generex is complying with the Securities and Exchange Commission rule that permits us to furnish proxy materials to stockholders on the Internet. This Notice and the Proxy Statement are being made available to stockholders on or about July [  ], 2015.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 19, 2015: The proxy statement for the annual meeting of stockholders will be made available to stockholders on the Internet at www.generex.com/proxy.

Your vote is very important. Whether or not you plan to attend the annual meeting of stockholders, we urge you to vote and to submit your proxy over the Internet, by telephone or by mail. If you are a registered stockholder and attend the meeting, you may revoke the proxy and vote your shares in person. If you hold your shares through a bank or broker and want to vote your shares in person at the meeting, please contact your bank or broker to obtain a legal proxy.

By order of the Board of Directors,

/s/ David A. Brusegard

David A. Brusegard

Secretary

_________, 2015

GENEREX BIOTECHNOLOGY CORPORATION

555 Richmond Street West, Suite 604

Toronto, Ontario M5V 3B1

PROXY STATEMENT

TABLE OF CONTENTS

Page
About the Annual Meeting and Voting at the Meeting	1
Election of Directors (Item 1 on the Proxy Card)	6
Independence and Compensation of Directors	8
Director Independence	8
Non-Employee Directors’ Compensation	8
Corporate Governance	9
Code of Ethics	9
Board Structure; Risk Oversight; Risk Assessment of Compensation Policies and Practices	9
Board Meetings; Annual Meeting Attendance	10
Audit Committee	10
Compensation Committee	11
Corporate Governance and Nominating Committee	11
Director Nominations by Stockholders	12
Communications with Directors	12
Executive Compensation	12
Compensation Discussion and Analysis	12
Compensation Committee Report	16
Executive Compensation Tables	16
Compensation Elements; Employment Agreements and Agreements Providing Payments Upon Retirement, Termination or Change in Control for Named Executives	18
Other Benefit Plans	20
Advisory Vote on Executive Compensation (Item 2 on the Proxy Card)	23
Ratification of the Appointment of MNP LLP as Generex’s Independent Public Accountants for Fiscal Year 2015 (Item 3 on the Proxy Card)	24
Audit Matters	24
Fees Paid to Generex’s Independent Public Accountants	24
Policy for Pre-Approval of Audit and Non-Audit Services	25
Report of the Audit Committee	25
Approval of an Amendment to Generex’s Restated Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock (Item 4 on the Proxy Card)	26
Approval of an Amendment to Generex’s Restated Certificate of Incorporation, subject to Board approval, to Effect a Reverse Stock Split of Common Stock and to Reduce the Number of Authorized Shares of Common Stock (Item 5 on the Proxy Card)	29
Approval of the Adjournment of the Annual Meeting, If Necessary to Solicit Additional Proxies for Proposals Set Forth in Items 4 and 5 (Item 6 on the Proxy Card)	36
Security Ownership of Certain Beneficial Owners and Management	37
Certain Transactions	38
Change in Control	38
Section 16(a) Beneficial Ownership Reporting Compliance	38
Other Information	38
Annual Report	38
Stockholder Proposals for the Next Annual Meeting	38
Appendix A – Form of Certificate of Amendment to Restated Certificate of Incorporation	A-1
Appendix B – Form of Certificate of Amendment to Restated Certificate of Incorporation	B-1

i

ABOUT THE ANNUAL MEETING AND VOTING AT THE MEETING

Why am I being furnished this Proxy Statement?

This Proxy Statement is provided to the stockholders of Generex in connection with the solicitation by our Board of Directors of proxies for use at our annual meeting of stockholders to be held on Wednesday, August 19, 2015 at 201 Bridgeland Avenue, Toronto, Ontario, M6A 1Y7, and any adjournments or postponements thereof. Generex’s Annual Report to Stockholders in respect of the fiscal year of Generex ended July 31, 2014, as amended, including financial statements, accompanies this Notice and Proxy Statement, but is not incorporated as part of the Proxy Statement and is not to be regarded as part of the proxy solicitation material.

What are the items of business for the meeting?

The items of business for the meeting are as follows:

•	To elect four directors;
•	To conduct an advisory vote on executive compensation;
•	To ratify the appointment of MNP LLP as independent public accountants for the year ending July 31, 2015;
•	To approve an amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 1,500,000,000 shares to 2,450,000,000 shares;
•	To approve an amendment to our Restated Certificate of Incorporation to effect, at any time prior to December 31, 2016, a reverse stock split of our common stock at an exchange ratio to be determined and to proportionately reduce the number of shares of the common stock authorized for issuance (the implementation of the reverse stock split, ratio and timing of which will be subject to the discretion of the Board of Directors);
•	To approve the adjournment of the annual meeting, if necessary, to solicit additional proxies to vote in favor of the proposals set forth in Items 4 and 5 on the proxy card; and
•	To conduct any other business as may properly come before the annual meeting or any adjournment or postponement thereof.

Who is soliciting my proxy?

The Board of Directors is soliciting your proxy in order to provide you with an opportunity to vote on all matters scheduled to come before the meeting whether or not you attend the meeting in person.

What if I received in the mail a Notice of Internet Availability of Proxy Materials?

In accordance with rules adopted by the Securities and Exchange Commission (SEC), we are providing access to our proxy materials over the Internet. Accordingly, on or about July [ ], 2015, we are mailing to our record and beneficial stockholders a Notice of Internet Availability of Proxy Materials, which contains instructions on how to access our proxy materials over the Internet. If you received a Notice of Internet Availability of Proxy Materials, you will not receive a printed copy of our proxy materials by mail unless you request one. You may request a printed copy of our proxy materials for the 2015 annual meeting. If you wish to receive a printed copy of our proxy materials, you should follow the instructions for requesting those materials included in the Notice of Internet Availability of Proxy Materials.

Who is entitled to vote?

You may vote if you owned shares of Generex’s common stock as of the close of business on June 24, 2015, which is the record date. You are entitled to one vote for each share of common stock that you own. As of June 24, 2015, we had [ ] shares of common stock outstanding.

How do I vote before the meeting?

If you hold your shares in your own name as the stockholder of record, you have three options for voting and submitting your proxy before the meeting:

1

•	By Internet — We encourage you to vote and submit your proxy over the Internet at www.proxyvote.com.
•	By Telephone — You may vote and submit your proxy by calling 1-800-690-6903.
•	By Mail — If you received your proxy materials by mail, you may vote by completing, signing and returning the enclosed proxy card.

If you are a street-name stockholder, you will receive instructions from your bank, broker or other nominee describing how to vote your shares. Certain of these institutions offer telephone and Internet voting. Please refer to the information forwarded by your bank, broker or other nominee to see which options are available to you.

We provide Internet and telephone proxy voting to allow you to vote your shares on-line or by telephone, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet or telephone access, such as usage charges from Internet access providers and telephone companies.

What shares can I vote?

You may vote all shares owned by you as of the close of business on June 24, 2015, the record date. These shares include:

•	Shares held directly in your name as the stockholder of record; and
•	Shares of which you are the beneficial owner but not the stockholder of record (typically referred to as being held in “street name”). These are shares that are held for you through a broker, trustee or other nominee such as a bank.

May I vote at the meeting?

You may vote your shares at the meeting if you attend in person. If you hold your shares through an account with a bank or broker, you must obtain a legal proxy from the bank or broker in order to vote at the meeting. Even if you plan to attend the meeting, we encourage you to vote your shares by proxy over the Internet, by telephone or by mail.

How do I revoke my proxy?

You may revoke your proxy at any time before the polls close at the meeting.

If you are the record holder of your shares, you may change you vote by:

•	Signing another proxy card with a later date and returning it to us prior to the meeting.
•	Voting again over the Internet or by telephone prior to 11:59 p.m., Eastern Time, on August 18, 2015.
•	Attending the meeting and notifying the election official that you wish to revoke your proxy and vote in person.
•	Sending a written notice to us that you are revoking your proxy. Our principal executive offices are located at 555 Richmond Street West, Suite 604, Toronto, Ontario M5V 3B1, and our telephone number is (416) 364-2551.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank for revoking your proxy.

Will my shares be voted if I do not return my proxy?

If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, vote by telephone, return your proxy, or vote by ballot at the 2015 annual meeting.

If your shares are held in “street name,” your brokerage firm, under certain circumstances, may vote your shares for you if you do not return your proxy. Brokerage firms have authority to vote customers’ unvoted shares on some routine matters. If you do not give a proxy to your brokerage firm to vote your shares, your brokerage firm may either vote your shares on routine matters, or leave your shares unvoted. Item 3 to ratify the appointment of MNP LLP as our independent public accountants is considered a routine matter. The following are considered non-routine matters: Item 1 to elect directors and

2

Item 2 for advisory vote on executive compensation. This means that your brokerage firm cannot vote your shares with respect to Items 1 or 2 unless the firm receives your voting instructions. In addition, it is possible that brokers will not have discretionary voting authority with respect to Item 4 to approve the authorization of additional shares and Item 5 to approve the reverse stock split; in which case, if you do not instruct your broker how to vote with respect to Items 4 and 5, your broker may not vote with respect to those matters. We encourage you to provide voting instructions to your brokerage firm by giving your proxy. This ensures your shares will be voted at the 2015 annual meeting according to your instructions. You should receive directions from your brokerage firm about how to submit your proxy to them at the time you receive this Proxy Statement.

What if I return my proxy card but do not provide voting instructions?

If you are a stockholder of record and you do not specify your vote on each proposal individually when submitting a proxy via the Internet or by telephone, or if you sign and return a proxy card without giving specific voting instructions, your shares will be voted as follows:

•	For the election of the nominees for director named on page 6 of this Proxy Statement;
•	For the approval of the executive compensation as described in this Proxy Statement;
•	For the ratification of the appointment of MNP LLP as independent public accountants for the year ending July 31, 2015;
•	For the approval of the amendment to our Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 1,500,000,000 shares to 2,450,000,000 shares;
•	For the approval of the amendment to our Restated Certificate of Incorporation to effect, at any time prior to December 31, 2016, a reverse stock split of our common stock at an exchange ratio to be determined and to proportionately reduce the number of shares of the common stock authorized for issuance (the implementation of the reverse stock split, ratio and timing of which will be subject to the discretion of the Board of Directors);
•	For the approval of the adjournment of the Generex special meeting, if necessary, to solicit additional proxies for the proposals set forth in Items 4 and 5 (increase authorized shares and reverse stock split) on the proxy card.
•	In accordance with the best judgment of the individuals named as proxies on the proxy card on any other matters properly brought before the meeting.

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee will determine if it has the discretionary authority to vote on the particular matter.

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials or one proxy card?

Your shares are probably registered in more than one account. You should vote all of your shares. We encourage you to consolidate all of your accounts by registering them in the same name, social security number and address. For assistance consolidating accounts where you are the stockholder of record, you may contact our transfer agent, Broadridge Financial Solutions, at 1-800-733-1121.

May stockholders ask questions at the meeting?

Yes. Generex representatives will answer stockholders’ questions of general interest at the end of the meeting.

How many votes must be present to hold the meeting?

In order for us to conduct our meeting, a majority of our outstanding shares of common stock as of June 24, 2015 must be present in person or by proxy at the meeting. This is referred to as a quorum. If a quorum is not present, we expect that the annual meeting will be adjourned until we obtain a quorum.

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. Shares voted by banks or brokers on behalf of beneficial owners are also counted as present at the meeting. In addition, abstentions and broker non-votes will be counted for purposes of establishing a quorum with respect to any

3

matter properly brought before the meeting. Broker non-votes occur on a matter when a bank or broker is not permitted under applicable rules and regulations to vote on a matter without instruction from the beneficial owner of the underlying shares and no instruction has been given.

How many votes are needed for each proposal and how are the votes counted?

The four nominees for director receiving the highest number of votes FOR election will be elected as directors (Item 1 on the Proxy Card). This is called a plurality. Abstentions and broker non-votes are not counted for purposes of electing directors.

The favorable vote of a majority of shares of our common stock outstanding will be required for the approval of the authorization of additional shares (Item 4 on the Proxy Card) and the reverse stock split (Item 5 on the Proxy Card). Abstentions and broker non-votes will have the effect of negatives votes on Items 4 and 5. We believe that Items 4 and 5 may be considered non-routine matters, therefore brokers will not be permitted to vote if the beneficial owners do not provide voting instructions on those matters.

The affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the particular proposal will be required for:

•	the approval of the executive compensation as described in this Proxy Statement (Item 2 on the Proxy Card);
•	the ratification of the appointment of MNP LLP as independent public accountants for the year ending July 31, 2015 (Item 3 on the Proxy Card);
•	the adjournment of the annual meeting, if necessary, to solicit additional proxies to vote in favor of the proposal set forth in Items 4 and 5 (Item 6 on the Proxy Card); and
•	any other proposal that might properly come before the meeting.

Abstentions will be counted toward the tabulation of votes cast on Items 2, 3 and 6 and will have the effect of negative votes. Items 3 and 6 are considered routine matters on which brokers will be permitted to vote in their discretion even if the beneficial owners do not provide voting instructions. However, Item 2 is not considered a routine matter, and brokers will not be permitted to vote on Item 2 if the beneficial owners fail to provide voting instructions. Broker non-votes will not be counted toward the tabulation of votes cast on Item 2.

How will proxies be voted on other items or matters that properly come before the meeting?

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Is Generex aware of any other item of business that will be presented at the meeting?

The Board of Directors does not intend to present, and does not have any reason to believe that others will present, any item of business at the annual meeting other than those specifically set forth in the notice of the meeting. However, if other matters are properly brought before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

Who can answer any questions I may have about the annual meeting of stockholders and voting my shares?

Shareholders may contact Alliance Advisors, Generex's proxy solicitation agent for the annual meeting of stockholders, toll-free at (877) 777-5092.

Where do I find the voting results of the annual meeting?

We will report the voting results in a current report on Form 8-K within four business days after the end of the annual meeting.

Who bears the costs of soliciting these proxies?

We have hired Alliance Advisors to assist us in soliciting proxies in connection with the annual meeting. We will pay Alliance’s fees, which we expect to be approximately $7,000, plus all expenses for such services. In addition, our directors,

4

officers, and employees may solicit proxies by telephone, e-mail, and in person, without additional compensation. Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders. All costs and expenses of any solicitation, including the cost of preparing this proxy statement and posting it on the Internet and mailing the Notice of Internet Availability of Proxy Materials, will be borne by Generex.

5

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

How many directors will be elected at the meeting?

Four directors are to be elected at the annual meeting of stockholders. While our bylaws state that the Board shall consist of between three to nine members, the Board has determined that four directors are appropriate in light of the company’s current operations and financial status. Proxies cannot be voted for a greater number of persons than the number of nominees set forth in this proxy statement.

What is the term of office for each director elected at the meeting?

All directors will be elected to hold office until the next annual meeting of stockholders following election and until their successors are duly elected and qualified.

Who are the nominees for election as directors?

The persons named below have been approved by our full Board of Directors as nominees for election as directors. All of the nominees currently serve as our directors.

Name	Age	Position Held with Generex	Director Since

Brian T. McGee	52	Independent Director	March 2004
Mark A. Fletcher	47	President and Chief Executive Officer, General Counsel	June 2011
James H. Anderson, Jr., M.D.	66	Independent Director	June 2011
Eric Von Hofe, Ph.D.	58	President of Antigen Express, Inc.	June 2011

Biographical Information of Nominees for Directors:

Brian T. McGee. Independent Director since March 2004. Mr. McGee is currently the Chairman of the Generex Audit Committee and a member of the Generex Compensation Committee and the Generex Corporate Governance and Nominating Committee. Mr. McGee has been a partner of Zeifmans LLP ("Zeifmans") since 1995. Mr. McGee began working at Zeifmans shortly after receiving a B.A. degree in Commerce from the University of Toronto in 1985. Zeifmans is a Chartered Accounting firm based in Toronto, Ontario. A significant element of Zeifmans’ business is public corporation accounting and auditing. Mr. McGee is a Chartered Accountant. Throughout his career, Mr. McGee has focused on, among other areas, public corporation accounting and auditing. In 1992, Mr. McGee completed courses focused on International Taxation and Corporation Reorganizations at the Canadian Institute of Chartered Accountants and in 2003, Mr. McGee completed corporate governance courses on compensation and audit committees at Harvard Business School. In April 2004 Mr. McGee received his CPA designation from The American Institute of Certified Public Accountants. Mr. McGee has received a certificate in International Financial Reporting Standards issued by The Institute of Chartered Accountants in England and Wales in 2010. The Board believes that Mr. McGee’s knowledge and understanding of accounting and finance, his education and training in accounting and corporate governance, and his extensive experience in the accounting industry, combined with his business acumen and judgment, provide our Board with valuable accounting and financial expertise.

Mark A. Fletcher, Esq. has served as our President and Chief Executive Officer since March 2011. Mr. Fletcher was elected to serve as a member of the Board of Directors at our annual meeting of stockholders held on June 8, 2011. Mr. Fletcher was appointed interim President and Chief Executive Officer on September 29, 2010 to succeed Anna E. Gluskin, who was terminated as President and Chief Executive Officer on that date. On September 29, 2010, Mr. Fletcher was also appointed Secretary and served as such until June 8, 2011. He served as Executive Vice President and General Counsel since April 2003, and he continues in his role as General Counsel. From October 2001 to March 2003, Mr. Fletcher was engaged in the private practice of law as a partner at Goodman and Carr LLP, a leading Toronto law firm. From March 1993 to September 2001, Mr. Fletcher was a partner at Brans, Lehun, Baldwin LLP, a law firm in Toronto. Mr. Fletcher received his LL.B. from the University of Western Ontario in 1989 and was admitted to the Ontario Bar in 1991. The Board believes that Mr. Fletcher’s wide-ranging legal knowledge and extensive experience as a practicing lawyer, his years of experience in the

6

biotech industry, combined with his managerial skills, business acumen and judgment, provide our Board with valuable legal and operational expertise and leadership skills.

James H. Anderson, Jr., M.D. Independent Director since June 2011. Dr. Anderson is currently Chairman of the Corporate Governance and Nominating Committee and a member of the Generex Compensation Committee, and has served on the Generex Scientific Advisory Board since October 2010. Dr. Anderson is a diabetologist and endocrinologist who has been in the pharmaceutical industry for over 25 years. He is currently CEO and President of Symcopeia, a private drug discovery and development company focused on new mechanisms of action for the treatment of diabetes mellitus, and diabetes related obesity and cardiovascular diseases. Dr. Anderson also serves as medical director of PTS Diagnostics, a cardiometabolic medical device company. From 2005 to 2009, Dr. Anderson served as Senior Medical Director for Diabetes and Cardiometabolic Medicine with Eli Lilly and Company and had medical responsibility for diabetes and cardiometabolic drug development, and drove the clinical development, registration and launch of two families of diabetes care products, Humulin® and Humalog. At Eli Lilly, Dr. Anderson contributed to the inventions of the first recombinant DNA produced human insulin analog products, led multiple clinical drug development projects, was responsible for 6 US NDAs and had clinical responsibility for all insulin products worldwide. Dr. Anderson is an elected Fellow of the Faculty of Pharmaceutical Medicine of the Royal Colleges of Physicians of the UK, was a founding board member of the American Association of Pharmaceutical Physicians and is a Fellow of the American College of Endocrinology. Dr. Anderson has been active in the American Diabetes Association and is a member of the International Diabetes Federation, the European Association for the Study of Diabetes, and the Endocrine Society. Dr. Anderson is a founding editorial board member of two journals for diabetes, and serves on the editorial boards or as a reviewer for 5 other diabetes/endocrine journals. Dr. Anderson is a Clinical Associate Professor of Medicine for the Division of Endocrinology and Metabolism at the Indiana University School of Medicine and was awarded an M.D. from the LSU School of Medicine. Dr. Anderson attained the rank of Lieutenant Colonel in the US Army Medical Corps and during his military career, he served as the Chairman, Department of Clinical Investigation at the Army’s largest healthcare center, and Chief of the Medical Division of the US Army Medical Research Institute for Infectious Diseases. The Board believes that Dr. Anderson’s extensive experience in the pharmaceutical industry, his experience in the diabetes and endocrinology fields, combined with his business experience and judgment, provide our Board with valuable scientific and operational expertise.

Eric von Hofe, Ph.D. Director since June 2011. Dr. von Hofe is currently President of Antigen Express, Inc., a wholly-owned subsidiary of Generex. He has held this position since 2005. Since 2005, he has also been a Vice President of Generex. He has extensive experience with technology development projects, including his previous position at Millennium Pharmaceuticals as Director of Programs & Operations, Discovery Research. Prior to that, Dr. von Hofe was Director, New Targets at Hybridon, Inc., where he coordinated in-house and collaborative research that critically validated gene targets for novel antisense medicines. Dr. von Hofe also held the position of Assistant Professor of Pharmacology at the University of Massachusetts Medical School, where he received a National Cancer Institute Career Development Award for defining mechanisms by which alkylating carcinogens create cancers. He received his Ph.D. from the University of Southern California in Experimental Pathology and was a postdoctoral fellow at both the University of Zurich and Harvard School of Public Health. His work has been published in forty-eight articles in peer-reviewed journals, and he has been an inventor on four patents. The Board believes that Dr. von Hofe 's experience in private and publicly traded companies in the biotechnology industry, including leadership and management positions and his scientific expertise, together with his practical understanding of the requirements for success of both therapeutic and technology development, provide the Board with valuable scientific, business and strategic expertise.

Are there any family relationships among Generex’s officers and directors?

There are no family relationships among our officers and directors.

What if a nominee is unable or unwilling to serve?

If, for any reason, any of the nominees shall become unavailable for election, the shares represented by proxies may be voted for any substitutes proposed by the Corporate Governance and Nominating Committee and approved by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

What if I return my proxy card or submit a proxy by Internet or telephone but do not provide voting instructions with respect to the election of directors?

If you are a stockholder of record and you do not specify your vote on the election of directors when submitting a proxy via the Internet or by telephone, or if you sign and return a proxy card without giving specific voting instructions, the individuals named in the accompanying proxy intend to vote all proxies received by them for the nominees listed above unless otherwise instructed.

7

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee and you do not instruct your broker how to vote with respect to the nominees listed above, your broker may not vote with respect to the election of directors.

What if I do not wish to vote for a particular nominee?

If you do not wish your shares to be voted for any of the nominees, you may so indicate.

How does the Board of Directors recommend that I vote?

We recommend that you vote For the election of each of the four nominees named in this proxy statement to the Board of Directors.

INDEPENDENCE AND COMPENSATION OF DIRECTORS

Director Independence

The Board of Directors currently consists of four members, two of whom are “independent” as defined under applicable rules of the SEC and The NASDAQ Stock Market LLC. The two independent members of the Board of Directors are Brian T. McGee and Dr. James Anderson, Jr. During the fiscal year ended July 31, 2014, the board consisted of five members, including the two independent directors identified in the preceding sentence, a third independent director, John Barratt, who resigned from the Board on April 30, 2015, and Mark Fletcher and Dr. Eric von Hofe. Mr. Fletcher and Dr. von Hofe were not independent under applicable SEC and NASDAQ rules.

For a director to be considered independent, the Board must determine that the director has no relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

All members of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee must be independent directors under NASDAQ rules. Members of the Audit Committee also must satisfy a separate SEC independence requirement, which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than their directors’ compensation. In addition, under SEC rules, an Audit Committee member who is an affiliate of the issuer (other than through service as a director) cannot be deemed to be independent.

Non-Employee Directors' Compensation

In fiscal 2014, our policy for compensation of non-employee directors was as follows.

•	Non-employee directors (other than the non-executive chairman of the board) receive an annual cash based retainer of $40,000.
•	The non-executive chairman of the board receives an annual cash based retainer of $100,000 per year.

•	At the discretion of the full Board of Directors, nonemployee directors may receive stock options to purchase shares of our common stock or shares of restricted stock each fiscal year. The number and terms of such options or shares is within the discretion of the full Board of Directors.

•	Nonemployee directors serving on committees of the Board of Directors receive additional cash compensation as follows:

Committee	Chairperson	Member
Audit Committee	$15,000	$5,000
Compensation Committee	$15,000	$5,000
Governance & Nominating Committee	$5,000	$2,000

Directors who are officers or employees of Generex or its subsidiaries do not receive separate consideration for their service on the Board of Directors. The compensation received by Mr. Fletcher as an employee of Generex is shown in the Summary Compensation Table elsewhere in this proxy statement. The compensation received by Dr. von Hofe as an employee of our subsidiary Antigen is shown in the Director Compensation Table below under “All Other Compensation”.

8

Fiscal Year 2014 Director Compensation Table

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Option Awards(1)(3)	All Other Compensation		Total
John P. Barratt	$91,500	$0	$52,500	$0		$144,000
Brian T. McGee	$46,500	$0	$25,833	$0		$72,333
James H. Anderson	$37,500	$0	$20,833	$60,000	(4)	$118,333
Eric von Hofe	$0	$0	$0	$267,644	(5)	$267,644

(1)	Includes the annual retainer and additional fees earned for directors who chair a Board committee or who serve on a Board committee or as chairman. Effective October 1, 2011, the directors agreed to defer payment of their board fees due to the current financial position of the company. In October 2013, the Company granted the directors stock options in full and final payment of obligations to pay their deferred board fee amounts covering the period from June 1, 2013 to October 31, 2013. The options were issued in lieu of cash payment of the deferred compensation amount. The number of options granted was equal to the dollar amount of the deferred board fees for each director divided by the closing price of the Company's common stock on October 30, 2013 ($0.03), less the option exercise price of $0.001 per share. The stock options were granted pursuant to the terms of the Company's 2006 Stock Plan. The options were fully vested as of January 1, 2014 and will expire on the fifth anniversary of the date of grant. The deferred board fee amounts paid in stock options and number of stock options granted are listed below.

	Deferral amount for period from June 1 to October 31, 2013	No. of options issued in fiscal 2014
John Barratt	$52,500	1,810,345
Brian McGee	$25,833	890,804
James Anderson	$20,333	718,391
Total	$99,166	3,419,540

(2)	There were no restricted stock awards to directors in fiscal year 2014. As of July 31, 2014, the aggregate number of shares underlying stock awards previously granted to each non-employee director and former director was as follows: Mr. Barratt (150,000) and Mr. McGee (150,000).

(3)	There were no incentive stock options granted to the directors in fiscal 2014. A portion of deferred board fees were repaid by the issuance of stock options which were granted in lieu of cash payment of the deferred compensation amount as described in footnote (1) directly above. At fiscal year end, the total number of stock options, inclusive of the stock options related to the salary deferrals in the tables above, held by each non-employee director was as follows: Mr. Barratt (4,869,531), Mr. McGee (2,755,327) and Dr. Anderson (2,845,950). Dr. von Hofe, who is an employee of our subsidiary Antigen, held 3,920,769 options at fiscal year-end.

(4)	Includes payments received as a member of the Scientific Advisory Board of $5,000 per month for the period from August 2013 through July 2014 which was paid in cash.

(5)	Represents employment income earned as president of Antigen for the fiscal year ended July 31, 2014. Effective October 1, 2011, Dr. von Hofe agreed to defer a portion of his salary and Dr. von Hofe’s base salary for payroll was reduced from $260,481 to $174,522 as of that date. The Company granted Dr. von Hofe 988,029 options in total on October 31, 2013 in full and final payment of obligations to pay Dr. von Hofe’s deferred salary amount covering the periods from July 1, 2013 to October 31, 2013. The options were issued in lieu of cash payment of the deferred compensation amount. The number of options granted to Dr. von Hofe was equal to the dollar amount of his deferred salary ($28,653) divided by the respective closing prices of the Company's common stock on October 30, 2013 ($0.03), less the option exercise price of $0.001 per share. The stock options were granted pursuant to the terms of the Company's 2006 Stock Plan. The options were fully vested as of January 1, 2014 and will expire on the fifth anniversary of the dates of grant. The remainder of the compensation was paid in cash.

CORPORATE GOVERNANCE

Code of Ethics

Generex has adopted a code of ethics that applies to its directors and the following executive officers: the President, Chief Executive Officer, Chief Financial Officer (principal financial/accounting officer), Chief Operating Officer, any Vice-President, Controller, Secretary, Treasurer and any other personnel performing similar functions. We also expect any consultants or advisors whom we retain to abide by this code of ethics. The Generex Code of Ethics has been posted on Generex's Internet web site - www.generex.com.

Board Structure; Risk Oversight; Risk Assessment of Compensation Policies and Practices

The business affairs of Generex are managed under the direction of our Board of Directors. The Board is actively involved in oversight of risks that could affect Generex. This oversight is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees below and in the charters of two of the committees, but the full Board has retained responsibility for general oversight of risks. The Board satisfies this responsibility through full reports by each

9

committee chair regarding the committee's considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within Generex. The Board believes its administration of its risk oversight function has not affected the Board's leadership structure.

Management has conducted a risk assessment of Generex's compensation policies and practices relating to executive and non-executive employees. Management has concluded that Generex’s compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the company. The Compensation Committee has reviewed and concurred with management's conclusion. In assessing risk, management reviewed, among other things:

(i)	all key incentive compensation plans to ensure that they are aligned with our compensation philosophy which aims to:

a)	motivate executives and employees to achieve our business objectives,

b)	align employee and shareholder interests,

c)	recognize individual contributions and overall business success, and

d)	ensure that compensation policies include performance metrics that meet and support corporate goals.

(ii)	the overall compensation mix to ensure an appropriate balance between fixed and variable pay components and between short-term and long-term incentives.

The objective of the process was to identify any compensation plans and practices that may encourage employees to take unnecessary risk that could threaten the company. Management identified no such plans or practices.

Board Meetings; Annual Meeting Attendance

During the fiscal year ended July 31, 2014, the Board of Directors held five meetings and took action by unanimous consent 5 times. During the fiscal year ended July 31, 2014, no director attended fewer than 75% of the Board of Directors meetings that were held, and no director attended fewer than 75% of the meetings held by all committees of the Board on which he or she served.

We currently expect all of our directors to be in attendance at the 2015 annual meeting of Stockholders. It has been customary for our directors to attend our annual meetings of stockholders. All of our directors attended the 2014 Annual Meeting of Stockholders.

The Board of Directors has established a standing Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee.

Audit Committee

The Audit Committee, which was established on March 1, 2000 in accordance with Section 3(a)(58)(A) of the Securities Exchange Act, met four times during the fiscal year ended July 31, 2014. During fiscal 2014, the Audit Committee consisted of Brian T. McGee (Chair) and John P. Barratt, each of whom satisfied the independence requirements under NASDAQ Listing Rules for audit committee members. Members of the Audit Committee also satisfied the separate SEC independence requirement, which provides that members of the Audit Committee may not accept directly or indirectly any consulting, advisory or other compensatory fee from Generex or any of its subsidiaries other than their directors’ compensation. All of the members of the Audit Committee attended all of the meetings that they were eligible to attend during fiscal 2014.

The Audit Committee reviews and discusses with Generex's management and its independent auditors the audited and unaudited financial statements contained in Generex's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively. Although Generex's management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls and disclosure controls and procedures, the Audit Committee reviews and discusses the reporting process with management on a regular basis. The Audit Committee also discusses with the independent auditors their judgments as to the quality of Generex's accounting principles, the reasonableness of significant judgments reflected in the financial statements and the clarity of disclosures in the financial statements, as well as such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Our Board of Directors has determined that at least one person serving on the Audit Committee is an "audit committee financial expert" as defined under Item 407(d)(5)(ii) of Regulation S-K. Mr. McGee, a member of the Audit Committee and its chairman, an “audit committee financial expert” and is “independent,” as these terms are defined under applicable SEC and NASDAQ rules. The Audit Committee has adopted a written charter, which was amended on October 30, 2003. A copy of the Audit Committee charter was attached as Appendix A to the proxy statement filed on April 1, 2014.

10

Compensation Committee

The Compensation Committee was formed on July 30, 2001 and met three times during the fiscal year ended July 31, 2014. During the fiscal year ended July 31, 2014, the Compensation Committee consisted of three non-employee directors: John P. Barratt (Chair), James H. Anderson and Brian T. McGee. In fiscal 2014, all of the members of the Compensation Committee attended all of the meetings of the Compensation Committee that they were eligible to attend. Mr. McGee has been named Chair of the Compensation Committee following Mr. Barratt’s resignation from the Board on April 30, 2015.

The Compensation Committee is responsible for reviewing and recommending to the Board of Directors compensation programs and policies for our President and Chief Executive Officer, General Counsel, our Chief Operating Officer and Secretary and our Chief Financial Officer and Treasurer, who currently comprise Generex’s executive management team. The Compensation Committee has the authority to use a compensation consultant to assist the Compensation Committee in the evaluation of the compensation of our executive management team and other executive officers and to consult with other outside advisors to assist in its duties to the Company. The Compensation Committee does not have a written charter.

The Compensation Committee does not delegate its authority. Members of our senior management team and other executive officers do not attend meetings of the Compensation Committee.

In the fiscal year ended July 31, 2014, the Compensation Committee did not engage any compensation consultants or engage in benchmarking activities, however a November 2009 review of compensation for the then named executives was considered when making salary recommendations in fiscal 2014.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee was formed on May 29, 2007 and met three times during the fiscal year ended July 31, 2014. During the fiscal year ending July 31, 2013, the Compensation Committee consisted of three non-employee directors: James H. Anderson (Chair), John P. Barratt and Brian T. McGee. In fiscal 2014, all of the members of the Corporate Governance and Nominating Committee attended all of the meetings of the Corporate Governance and Nominating Committee that they were eligible to attend. The Corporate Governance and Nominating Committee has a charter, which was adopted on May 29, 2007. A copy of the charter was attached as Appendix B to the proxy statement filed on April 1, 2014.

The Corporate Governance and Nominating Committee will consider candidates whom the stockholders of Generex put forward. The name, together with the business experience and other relevant background information of a candidate, should be sent to David Brusegard, Secretary of Generex, at Generex’s principal executive offices located at 555 Richmond Street West, Suite 604, Toronto, Ontario, Canada M5V 3B1. Mr. Brusegard will then submit such information to the chair of the Corporate Governance and Nominating Committee for the Committee’s review and consideration. The process for determining whether to nominate a director candidate put forth by a stockholder is the same as that used for reviewing candidates submitted by directors. After full consideration, the stockholder proponent will be notified of the decision of the committee. The Corporate Governance and Nominating Committee is currently searching for a director candidate to replace Mr. Barratt, who resigned from the Board of Directors on April 30, 2015.

The Corporate Governance and Nominating Committee will seek to identify director candidates with the highest personal and professional ethics, integrity and value and diverse experience in business, finance, pharmaceutical and regulatory matters, and other matters relevant to a company such as Generex. The Corporate Governance and Nominating Committees also will require that director nominees have sufficient time to devote to the company’s affairs. The charter of the Corporate Governance and Nominating Committee sets forth the policy with regard to the consideration of diversity in identifying director nominees and calls for periodic review of director recruitment and selection protocols so that diversity remains a component of any director search. The Corporate Governance and Nominating Committee is charged with developing a formal list of qualifications for members of the Board of Directors as mandated by its charter and criteria to assist the Board in attaining diversity of background and skills in director candidates, but the Committee has yet to develop such a list or criteria.

In accordance with our bylaws, the Board of Directors is permitted to increase the number of directors and to fill the vacancies created by the increase until the next annual meeting of stockholders.

To date, the Corporate Governance and Nominating Committee has not engaged any third party to assist it in identifying director candidates.

11

Director Nominations by Stockholders

Any stockholder entitled to vote for the election of directors may nominate a person for election to the Board of Directors at the annual meeting. Any stockholder wishing to do so must submit a notice of such nomination in writing to the Secretary of Generex at Generex's principal offices located at 555 Richmond Street West, Suite 604, Toronto, Ontario, Canada M5V 3B1 not less than 60 nor more than 90 days prior to the annual meeting. In the event that less than 70 days’ notice or prior disclosure of the date of the meeting is given or made to stockholders, notice of nomination by a stockholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The stockholder's notice of nomination must provide information about both the nominee and the nominating stockholder, as required by Generex's bylaws. A copy of these bylaw requirements will be provided upon request in writing to David Brusegard, Secretary of Generex, at Generex’s principal executive offices.

Communications with Directors

Interested parties who wish to make any concerns known to non-management directors may submit communications at any time in writing to: David Brusegard, Secretary of Generex, Generex Biotechnology Corporation, 555 Richmond Street West, Suite 604, Toronto, Ontario, Canada M5V 3B1. The Secretary will determine, in his good faith judgment, which communications will be relayed to the non-management directors.

EXECUTIVE COMPENSATION

Compensation, Discussion & Analysis

Compensation Philosophy

We are a development stage company focused on research, development, and commercialization of our proprietary drug delivery platform for administration of large molecule drugs to the oral cavity through a hand-held aerosol spray applicator. We are in the process of developing proprietary formulations of drugs that can be delivered through an oral spray thereby eliminating the need for injections and have focused on our Oral-lyn™ insulin formulation, which is administered as a spray into the oral cavity. We also have a subsidiary, Antigen Express, which focuses on developing proprietary immunomedicines.

As a development stage company, our future depends on the ability of our executives to obtain necessary regulatory approvals to launch Oral-lyn™ in key markets such as the United States, Canada, and Europe, as well as furthering the development of other products in our pipeline through the clinical trial and regulatory process. Attracting, retaining, and motivating key executives who can lead Generex through this process is critical to our success. We have a small executive team that works together closely. Our executives perform multiple roles and need to be able to respond to changing market dynamics quickly.

For these reasons, we seek to ensure that our compensation programs are competitive with similarly sized companies with which we compete for executive talent. The goals of our executive compensation program are to attract and retain top executives, to motivate executives to achieve our business objectives, to align executive and shareholder interests, and to recognize individual contributions and overall business success.

During the fiscal year ended July 31, 2014, the Compensation Committee of the Board of Directors evaluated the types and amounts of compensation that it believed were appropriate for our President and Chief Executive Officer, our Chief Operating Officer and our Chief Financial Officer, who are considered Generex’s policy making executives and who are listed in the Summary Compensation Table on page 16. We refer herein to these executives as the “named executives.”

In addition to the compensation of our named executives, the Compensation Committee also reviews and approves the compensation of members of our senior management, including the President of our subsidiary, Antigen Express, Inc.

The three members of the Compensation Committee served throughout fiscal 2014. During fiscal 2014, the Compensation Committee convened three times to evaluate and discuss compensation for the named executives.

Historically, the key components of our executive compensation have been base salary, cash bonuses, and equity incentives, including stock bonuses, restricted stock, and stock options awarded at the discretion of our Compensation Committee and Board of Directors. As a development stage company, we have reviewed compensation of our named executives annually and at the discretion of the Compensation Committee as warranted by our financial condition and

12

achievement of our business goals. While the elements of compensation are considered separately, the Compensation Committee ultimately considers the value of the total compensation package provided to the individual named executive.

The Compensation Committee believes the company’s compensation program must take into account the following factors:

•	past levels of compensation adjustments;

•	the expected transition of the company from a development stage company to an operating company;
•	the nature of the regulatory approval process for the company’s products; and

•	the potential for growth of the company in the event that regulatory approvals are obtained.

In fiscal 2014, the Compensation Committee reviewed, but did not implement any changes to base salaries for any of the named executives and did not award any equity incentive awards or cash bonuses to the named executives during fiscal 2014 for fiscal 2013 performance and contributions. The Compensation Committee has not made any determinations as to compensation or equity awards for the named executives with respect to performance or contributions for the fiscal year ended July 31, 2014, but the Compensation Committee expects to consider the matter in the future during fiscal 2015.

In administering the executive compensation program, our Compensation Committee has relied upon market data provided on a periodic basis by external consultants, as well as its own understanding and assessment of executive compensation trends. In its consideration of compensation for the named executives, the Compensation Committee has reviewed compensation data for pharmaceutical and biotechnology companies in the past, market data provided by external compensation consultants, compensation data compiled by a third-party compensation data firm and publicly available executive compensation data for publicly traded companies.

Use of Compensation Consultant and Benchmarking

In the fiscal year ended July 31, 2014, the Compensation Committee did not engage any compensation consultants or engage in benchmarking activities. The Compensation Committee last undertook a comprehensive review of compensation and engaged a compensation consultant in November 2009, but expects to do so again in the future before any significant changes are made to compensation for the named executives.

Determination of Compensation

The Compensation Committee typically makes compensation determinations, including any increases in base salary for the next calendar year and any bonuses in respect of the prior fiscal year, before or during the first calendar quarter of each year. The Compensation Committee follows such a schedule in order to eliminate the need to award retroactive salary increases. In addition, the Compensation Committee has typically reviewed compensation arrangements in the first calendar quarter to ensure that compensation levels are appropriate in light of Generex’s financial position and performance at that time. Due to the current financial position of the company, the Committee did not follow such a schedule in fiscal 2014, as there were no salary changes or bonus awards made.

In considering whether to award bonuses in respect of fiscal year 2013 or to make changes to base compensation for calendar year 2014, the Compensation Committee primarily considered the Company’s current financial position, and no increases were made to base salary, nor were any cash bonuses or stock incentive awards granted to the named executives during fiscal 2014.

Components of Compensation

Base Salary

Base salary provides a fixed amount of compensation necessary to retain key executives. It is guaranteed compensation to the named executives for performance of core duties. Base salaries for the named executives may be adjusted upon recommendation by the Compensation Committee and ratification by the Board of Directors. Historically, annual base salaries for the named executives have been reviewed periodically relative to the base pay levels for each executive’s position based on the peer group. The Compensation Committee last undertook such a review in November 2009. Levels of base salary are generally targeted at the market’s second quartile (51% – 75%), but also reflect the compensation goals adopted by the Compensation Committee, operational goals determined by management, the named executive’s individual performance, contribution of the named executive to overall corporate performance, and the level of responsibility of the named executive with respect to his or her specific position. The level of base salary also reflects multiple titles and additional responsibilities of the named executives driven by the operational needs of the company.

13

Salary adjustments for the President and Chief Executive Officer and the Chief Financial Officer were last made to base salary compensation in September 2010 and March 2011, respectively. In determining the levels of the base salary adjustments for the named executives, the Compensation Committee primarily considered the respective executive’s new positions and responsibilities.

In September 2010, our Executive Vice President and General Counsel was appointed to interim President and Chief Executive Officer. The Compensation Committee recommended, and the Board of Directors approved, a base salary adjustment of $150,000 or 46% to $475,000 effective immediately. The increase was considered appropriate in relation to the assumption of the additional duties and responsibilities of the new role, in addition to his duties as General Counsel, as well as based on the comparison to peer companies prepared by the compensation consultant in fiscal 2010. For fiscal 2014, Mr. Fletcher received only $435,115 of his base salary in cash, agreeing to defer the remainder of his salary. As discussed below and described in detail in the footnotes to the Summary Compensation Table, the Compensation Committee recommended, and the full Board of Directors approved, the issuance of options to purchase shares of our common stock in lieu of cash payment of such deferred salary.

In March 2011, the Compensation Committee recommended, and the Special Committee of the Board of Directors approved a base salary adjustment of 12.5% for our VP Finance from $200,000 to $225,000, effective retroactive to January 1, 2011, in connection with his appointment to Chief Financial Officer. The increase was considered appropriate in relation to the assumption of the additional duties and responsibilities of the new role. For fiscal 2014, Mr. Fellows received only $206,250 of his base salary in cash, agreeing to defer the remainder of his salary. As discussed below and described in detail in the footnotes to the Summary Compensation Table, the Compensation Committee recommended, and the full Board of Directors approved, the issuance of options to purchase shares of our common stock in lieu of cash payment of such deferred salary.

In March 2011, the Compensation Committee recommended, and the Special Committee of the Board of Directors approved, the hiring and appointment of our Chief Operating Officer at an annual base salary of $225,000 effective immediately. The base salary was considered appropriate in relation to the salaries of our other executives and the responsibilities of the role of Chief Operating Officer. For fiscal 2014, Mr. Brusegard received only $206,250 of his base salary in cash, agreeing to defer the remainder of his salary. As discussed below and described in detail in the footnotes to the Summary Compensation Table, the Compensation Committee recommended, and the full Board of Directors approved, the issuance of options to purchase shares of our common stock in lieu of cash payment of such deferred salary.

Cash Bonuses

Performance-based compensation is a key component of our compensation philosophy. Historically, cash bonuses have been provided to attract, motivate, and retain highly qualified executives on a competitive basis and provide financial incentives that promote company success. From time to time in the past, the Compensation Committee has granted bonuses to reward achievement relative to specific performance objectives. In awarding bonuses, the Compensation Committee considers various factors, including the named executive’s position within Generex, attainment of specific business objectives and performance milestones, and the named executive’s individual contributions thereto. The Committee exercises discretion with respect to the weight that it gives to these and other factors in determining bonuses. The Compensation Committee also retains discretion with respect to whether any bonuses are paid to the named executives, the amounts of any such bonuses, and the form of any such bonuses.

The Compensation Committee did not grant or accrue any bonuses in fiscal 2014, with respect to the fiscal year ended July 31, 2013, in consideration of the current financial position of the company.

Long-Term Incentives and Equity Awards

Our compensation program also includes long-term incentive compensation in the form of equity grants subject to a vesting schedule. We believe such incentive compensation further aligns the interests of management with those of stockholders and enhances shareholder value. Currently, we do not have any long-term cash incentive programs in place for the named executives.

Long-term equity incentive grants are discretionary. In determining whether such grants are warranted, the Compensation Committee considers our compensation strategy, market practice concerning long-term incentives provided to executives at peer companies and within the broader market, and the named executive’s specific roles within Generex. At the present, equity incentive awards are subject to vesting over a period of time and are not tied to specific performance measures.

14

Equity grants have historically been made through stock options under our various plans, including Generex’s 2001 Stock Option Plan, as amended, and the Amended and Restated 2006 Stock Plan, which also allows grants of restricted stock. We consider the costs to the company of granting stock options under Statement of Financial Accounting Standard (SFAS) 123(R) as compared to the costs to named executives of higher income tax liabilities associated with the granting of restricted stock.

There were no discretionary awards of options to purchase shares of our common stock to our named executives in fiscal 2014 with the exception of the following: the Company granted options to purchase, in the aggregate, 3,945,624 shares of our common stock to the named executives in full and final payment of obligations to pay such individuals deferred salary accrued during the period from July 1, 2013 through October 31, 2013. The options were issued in lieu of cash payment of deferred compensation amounts due to such individuals. The number of options granted to each individual was equal to the dollar amount of deferred salary or fees due to such individual divided by the closing price of the Company's common stock on October 30, 2013 ($0.03). The stock options had an exercise price equal to $0.001 per share and were made pursuant to the terms of the Company's 2006 Stock Plan. The options were fully vested at January 1, 2014 and will expire on the fifth anniversary of the date of grant. The grants were valued at the amount of deferred compensation owed to each such individual.

The number of options that the Compensation Committee recommended, and the Board of Directors approved, in respect of the above salary deferrals to the named executives described above were as follows:

Named Executive	No. of Shares Underlying Options
Mr. Fletcher	2,254,640
Mr. Fellows	845,492
Dr. Brusegard	845,492

Benefits and Perquisites

Named executives may participate in benefit plans that are offered generally to salaried employees such as short and long term disability, health and welfare benefits, and paid time off.

We provide very limited perquisites. During fiscal 2014, we provided our President and Chief Executive Officer a car allowance with an estimated value of $800 per month to compensate use of his car for business purposes.

We do not offer deferred compensation plans, defined benefit plans, supplemental executive retirement plans, supplemental life insurance, benefit restoration plans, or tax gross-ups on change-in-control benefits.

Employment and Severance Agreements

During fiscal 2014, we had terms of employment covering our President and Chief Executive Officer, as described in “Employment Agreements and Potential Payments Upon Termination or Change-In-Control”, which clarify the terms and conditions of his employment. These terms provide clarity concerning the employment relationship and provide a competitive benefit level to the executive, thus promoting stability at the President and Chief Executive Officer position.

We have agreed to provide severance benefits to the President and Chief Executive Officer as set forth in the terms of his employment. The intent of such severance is to provide the President and Chief Executive Officer with financial security in the event of a covered termination (including change in control) and to thus support executive retention. To be eligible for certain benefits, including cash payments, under these arrangements, a named executive must experience a covered termination, which may include a change in control, a material reduction in executive compensation, a material change in duties, or a material breach in the agreement by Generex, The benefits payable to our President and Chief Executive Officer upon a change in control of Generex require two conditions, or “double triggers,” to be satisfied: the change in control must occur, and the named executive’s employment must be terminated, voluntarily or involuntarily, as a result of such event. Under the terms of employment, our President and Chief Executive Officer would receive a benefit upon a change in control only if he terminates his employment in connection with such event.

As of the end of fiscal 2014, each of the current named executive officers held stock options or restricted stock granted pursuant to either the 2001 Stock Option Plan or the 2006 Stock Plan. The 2001 Plan provides that outstanding options will become immediately exercisable and vested upon a change in control, unless the Board of Directors or its designee determines otherwise. In the event that Generex will not be the surviving corporation, the Board or its designee has flexibility under the 2001 Plan to determine how to treat stock options. The 2001 Plan does not condition the acceleration and vesting of stock options in such an event upon an option holder’s termination of employment; however, the terms of the

15

2001 Plan provide that, unless otherwise provided by the Board or its designee, an option holder can exercise outstanding options after the date of his or her termination of employment only if the option holder voluntarily terminated employment with Generex or was terminated without cause by Generex. Under the terms of the 2006 Plan, unvested stock options and restricted stock will become exercisable or unrestricted, as applicable, thirty days prior to the change-in-control event and such acceleration is not conditioned upon the termination of a participant’s employment with Generex. The 2006 Plan further provides that if Generex is not the surviving corporation as a result of a change in control, all outstanding options that are not exercised will be assumed by, or replaced with comparable options or rights by, the surviving corporation, and outstanding grants of restricted stock will be converted to similar grants of equity in the surviving corporation.

Tax and Accounting Considerations

The Compensation Committee considers implications of tax and accounting requirements impacting compensation programs from the perspective of the company and the individual named executive officers. The Compensation Committee may also consider sections of the tax code which impact Generex or individual taxpayers. For U.S. taxpayers, the Committee structures its programs to comply with Section 409A of the Internal Revenue Code.

Given the high individual income tax liabilities which result from the awarding of restricted stock to our executives who are all tax residents of Canada, the Compensation Committee expects to grant future equity awards in the form of stock options for the foreseeable future.

Compensation Committee Report

The Compensation Committee of Generex Biotechnology Corporation has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Generex’s Annual Report on Form 10-K for the year ended July 31, 2014 and in the proxy statement for the 2015 annual meeting.

THE COMPENSATION COMMITTEE

Brian T. McGee, Chairperson

James H. Anderson, Jr.

Executive Compensation Tables

The following executive compensation tables pertain to the fiscal year ended July 31, 2014. Therefore, the tables contain information relating to the named executives who served as of the fiscal year end and refer to the positions held by such named executives as of July 31, 2014.

Summary Compensation Table

The following table provides information concerning compensation of Generex’s named executives for Generex’s last three completed fiscal years ending July 31, 2014, 2013 and 2012. In respect of fiscal years 2014, 2013 and 2012, the named executives did not receive compensation in the form of non-equity incentive plan compensation or changes in pension value or non-qualified deferred compensation earnings. Therefore, the table below does not include columns for these types of compensation.

Name and Principal Position	Year	Salary		Bonus	Stock Awards	Option Awards		All Other Compensation	Total
Mark A. Fletcher, President &	2014	$ 435,115	(1)(2)	$ -	$ -	$65,384	(2)	$ -	$ 500,499
Chief Executive Officer	2013	273,086	(1)(2)	-	-	219,227		-	492,313
	2012	303,257	(1)(2)	-	-	133,333		-	436,590
Stephen Fellows,	2014	206,250	(3)(4)	-	-	24,519	(4)	-	230,769
Chief Financial Officer	2013	157,363	(3)(4)	-	-	82,212	(4)	-	239,575
	2012	164,985	(3)(4)	-	-	50,000	(4)	-	214,985
David Brusegard,	2014	206,250	(3)(4)	-	-	24,519	(4)	-	230,769
Chief Operating Officer	2013	157,363	(3)(4)	-	-	82,212	(4)	-	239,575
	2012	164,985	(3)(4)	-	-	50,000	(4)	-	214,985

16

*Cash compensation is stated in the table in U.S. dollars. To the extent any cash compensation was paid in Canadian dollars, it has been converted into U.S. dollars based on the average Canadian/U.S. dollar exchange rate for the years ended July 31, 2014, July 31, 2013 and July 31, 2012.

(1) This amount reflects a base salary of $475,000 as approved by the Special Committee of the Board on September 29, 2011. The amount also reflects a car allowance of approximately $10,000 USD per year paid to the executive in Canadian currency effective as of September 29, 2010.

(2) Effective October 1, 2011, Mr. Fletcher agreed to defer a portion of his salary and Mr. Fletcher’s base salary for payroll was reduced from $475,000 to $275,000 as of that date. On October 31, 2013, the Company granted Mr. Fletcher 2,254,640 options in full and final payment of obligations to pay Mr. Fletcher’s deferred salary amount covering the period from July 1, 2013 to October 31, 2013. On June 6, 2013, the Company granted Mr. Fletcher 1,587,300 options in full and final payment of obligations to pay Mr. Fletcher’s deferred salary amount covering the period from April 1, 2013 to June 30, 2013. On April 1, 2013, the Company granted Mr. Fletcher 5,143,787 options in full and final payment of obligations to pay Mr. Fletcher’s deferred salary amount covering the period from June 1, 2012 to March 31, 2013. On June 19, 2012, the Company granted Mr. Fletcher 1,457,195 options in full and final payment of obligations to pay Mr. Fletcher’s deferred salary amount covering the period from October 1, 2011 to May 31, 2012. All of the aforementioned options were issued in lieu of cash payment of deferred compensation owing. The number of options granted to Mr. Fletcher on October 31, 2013 was equal to the dollar amount of his deferred salary ($65,384) divided by the closing price of the Company's common stock on October 30, 2013 ($0.03), less the option exercise price of $0.001 per share. The number of options granted to Mr. Fletcher on June 6, 2013 was equal to the dollar amount of his deferred salary ($50,000) divided by the closing price of the Company's common stock on June 4, 2013 ($0.0325), less the option exercise price of $0.001 per share. The number of options granted to Mr. Fletcher on April 1, 2013 was equal to the dollar amount of his deferred salary ($169,230) divided by the closing price of the Company's common stock on March 5, 2013 ($0.034), less the option exercise price of $0.001 per share. The number of options granted to Mr. Fletcher on June 19, 2012 was equal to the dollar amount of his deferred salary ($133,333) divided by the closing price of the Company's common stock on June 6, 2012 ($0.0925), less the option exercise price of $0.001 per share. The stock options were granted pursuant to the terms of the Company's 2006 Stock Plan. The options were fully vested at the date of grant (except for the October 31, 2013 grant which vested on January 1, 2014) and will expire on the fifth anniversary of the date of grant.

(3) This amount reflects a base salary of $225,000, as approved by the Special Committee of the Board on March 25, 2011.

(4) Effective October 1, 2011, Mr. Fellows and Dr. Brusegard agreed to defer a portion of their salaries and their respective base salaries for payroll were reduced from $225,000 to $150,000 as of that date. On October 31, 2013, the Company granted Mr. Fellows and Dr. Brusegard 845,492 options each in full and final payment of obligations to pay their deferred salary amounts covering the period from July 1, 2013 to October 31, 2013. On June 6, 2013, the Company granted Mr. Fellows and Dr. Brusegard 595,239 options each in full and final payment of obligations to pay their deferred salary amounts covering the period from April 1, 2013 to June 30, 2013. On April 1, 2013, the Company granted Mr. Fellows and Dr. Brusegard 1,928,925 options each in full and final payment of obligations to pay their deferred salary amounts covering the period from June 1, 2012 to March 31, 2013. On June 20, 2012, the Company granted Mr. Fellows and Dr. Brusegard 546,448 options each in full and final payment of obligations to pay their deferred salary amounts covering the period from October 1, 2011 to May 31, 2012. All of the aforementioned were issued in lieu of cash payment of deferred compensation owing. The number of options granted to each individual on October 31, 2013 was equal to the dollar amount of his deferred salary ($24,519) divided by the closing price of the Company's common stock on October 30, 2013 ($0.03), less the option exercise price of $0.001 per share. The number of options granted to each individual on June 6, 2013 was equal to the dollar amount of deferred salary ($18,750 each) divided by the closing price of the Company's common stock on June 4, 2013 ($0.0325), less the option exercise price of $0.001 per share. The number of options granted to each individual on April 1, 2013 was equal to the dollar amount of deferred salary ($63,462 each) divided by the closing price of the Company's common stock on March 5, 2013 ($0.034), less the option exercise price of $0.001 per share. The number of options granted to each individual on June 20, 2012 was equal to the dollar amount of the deferred salary ($50,000 each) divided by the closing price of the Company's common stock on June 6, 2012 ($0.0925), less the option exercise price of $0.001 per share. The stock options were granted pursuant to the terms of the Company's 2006 Stock Plan. The options were fully vested at the date of grant (except for the October 31, 2013 grant which vested on January 1, 2014) and will expire on the fifth anniversary of the date of grant.

Grants of Plan-Based Awards in Fiscal 2014

The following table provides information about equity awards granted to the named executives or modified in the fiscal year ended July 31, 2014, including: (1) the grant date; (2) the number of shares underlying stock options awarded to the named executives, (3) the number of shares underlying existing stock options the terms of which were extended, (4) the exercise price of the stock options awarded or extended, and (5) the grant date fair value of each equity award computed in accordance with FASB ASC Topic 718.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards
Mark Fletcher, President & Chief Executive Officer	October 31, 2013	2,254,640(1)	$0.001(2)	$0.029(3)
Stephen Fellows, Chief Financial Officer	October 31, 2013	845,492 (1)	$0.001(2)	$0.029(3)
David Brusegard, Chief Operating Officer	October 31, 2013	845,492 (1)	$0.001(2)	$0.029(3)

(1)	The options were granted on October 31, 2013 pursuant to the terms of our 2006 Stock Plan. The options vested on January 1, 2014.

(2)	The options have an exercise price equal to the par value of the Company’s stock.

17

(3)	Effective October 1, 2011, Mr. Fletcher, Mr. Fellows and Dr. Brusegard agreed to defer a portion of their salaries and their respective base salaries were reduced. In October 2013, the Company granted the named executives stock options in full and final payment of obligations to pay their deferred salary amounts covering the period from July 1, 2013 to October 31, 2013. The options were issued in lieu of cash payment of deferred compensation amounts owing. The number of options granted was equal to the dollar amount of the deferred salary for each named executive divided by the closing price of the Company's common stock on October 30, 2013 ($0.03), less the option exercise price of $0.001 per share. The stock options were granted pursuant to the terms of the Company's 2006 Stock Plan. The options were fully vested as of January 1, 2014 and will expire on the fifth anniversary of the date of grant. See footnotes (2) and (4) to the “Summary Compensation Table” above for further description of these option grants.

Compensation Elements; Employment Agreements and Agreements Providing Payments Upon Retirement, Termination or Change in Control for Named Executives

Historically, the key components of our executive compensation have been base salary, cash bonuses, and equity incentives, including stock bonuses, restricted stock, and stock options awarded at the discretion of our Compensation Committee and Board of Directors. As a development stage company, we have reviewed compensation of our executive management team from time to time and at the discretion of the Compensation Committee when warranted by our financial condition and achievement of our business goals.

Set forth below are the material terms of employment for the President and Chief Executive Officer as of the end of fiscal 2014. The terms of employment provide for certain payments upon retirement, termination or change in control. Such benefits are in addition to benefits available generally to salaried employees who joined the company prior to 2013, such as distributions under the 401(k) savings plan, disability and death benefits and accrued vacation pay.

Terms of Employment for Mr. Fletcher

On March 17, 2003, our Board of Directors approved the terms and conditions of Mr. Fletcher’s employment, prior to his joining Generex on or about April 21, 2003. Pursuant to the terms of his employment, Mr. Fletcher holds the position of Executive Vice President and General Counsel. Subject to termination in accordance with the terms and conditions of his employment, Mr. Fletcher's term of service extends through March 16, 2008, which term has not been formally extended to date. Mr. Fletcher is entitled to receive annual base compensation and may receive additional cash bonuses at the discretion of the Board of Directors.

On September 29, 2010, Generex and Mr. Fletcher agreed to amend the terms of Mr. Fletcher’s employment to provide that the replacement of Ms. Gluskin as a director or Chief Executive Officer will not constitute a “change of control” and to provide for an increase in Mr. Fletcher’s base salary (to $475,000) upon his appointment as interim Chief Executive Officer.  Under the terms of his employment with Generex, Mr. Fletcher is entitled to receive annual base compensation and may receive additional cash bonuses at the discretion of the Board.

The terms of his employment provide that Mr. Fletcher will be bound by standard restrictive covenants prohibiting him from disclosing confidential information about Generex. Either party may give at least 12 months’ notice of non-renewal of the term; if such notice is not given, the term of employment will be indefinite.

Generex may terminate its obligations with respect to Mr. Fletcher’s employment as follows:

(i)	upon 30 days written notice;
(ii)	for “cause”;

(iii)	in the event of Mr. Fletcher’s disability;
(iv)	in the event of Mr. Fletcher’s death; or

(v)	in the event of Mr. Fletcher voluntarily resigning.

Mr. Fletcher may terminate his obligations upon 30 days written notice upon:

(a)	a material change in his duties,
(b)	a material reduction in compensation,
(c)	a material breach or default by Generex, or
(d)	a change in control of Generex.

In the event that Mr. Fletcher terminates his employment voluntarily (and not under the circumstances described in (a), (b), (c) or (d) above) or Generex terminates his employment under the circumstances described in (ii), (iii), (iv) or (v) above, Mr. Fletcher will be entitled only to that portion of his base salary due and owing as of his last day worked, less any amounts owed to Generex. Under these circumstances, he will not be entitled to any bonus or incentive compensation.

If Generex terminates Mr. Fletcher’s employment under the circumstance described in (i) above (and not for cause, disability or death) or Mr. Fletcher gives notice of termination pursuant to (a), (b), (c) or (d) above, Mr. Fletcher will be entitled to

18

receive a lump sum severance payment on the termination date in an amount equal to 18 months of base salary plus the average annual bonus paid to him during each fiscal year of the term of his employment and he will be entitled to participate in and receive benefits for 18 months after the termination date. Mr. Fletcher will have 90 days after the eighteenth month anniversary of the termination date to exercise vested options, and all unvested options that he holds will accelerate and fully vest on the termination date. He has no duty to mitigate his damages based on the termination of employment.

Outstanding Equity Awards at 2014 Fiscal Year-End

The following table provides information on the current holdings of stock option by the named executives. This table includes unexercised and unvested option awards as of July 31, 2014. Each equity grant is shown separately for each named executive. The vesting schedule for each outstanding award is set forth in the footnotes to the table. We do not have any current “stock awards” or “equity incentive plans” as defined in Regulation S-K Item 402(a)(6)(iii); thus, the columns relating to stock awards and equity incentive awards are not included in the table below.

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Mark E. Fletcher, President and Chief Executive Officer	10-31-2013	2,254,640 (1)	0	$0.001	10-31-2018
	6-6-2013	1,587,300 (1)	0	$0.001	6-6-2018
	4-1-2013	5,143,787 (1)	0	$0.001	4-1-2018
	6-20-2012	1,457,195 (1)	0	$0.001	6-19-2017
	3-25-2011	1,500,000(2)	0	$0.282	3-25-2016
	3-8-2010	300,000(3)	0	$0.64	3-8-2020
	12-13-2004	250,000(4)	0	$0.61	10-26-2014
	4-5-2005	327,869(5)	0	$0.001	10-26-2014
	4-5-2005	142,857(6)	0	$0.001	10-26-2014
Stephen Fellows, Chief Financial Officer	10-31-2013	845,492 (1)	0	$0.001	10-31-2018
	3-25-2011	200,000(2)	0	$0.282	3-25-2016
	3-8-2010	250,000(3)	0	$0.64	3-8-2020
	10-10-2009	35,000(7)	0	$0.642	10-10-2014
David Brusegard, Chief Operating Officer	10-31-2013	845,492 (1)	0	$0.001	10-31-2018
	6-6-2013	595,239 (1)	0	$0.001	6-6-2018
	4-1-2013	1,928,925 (1)	0	$0.001	4-1-2018
	6-20-2012	546,448(1	0	$0.001	6-20-2017
	3-25-2011	200,000(2)	0	$0.282	3-25-2016

(1) Effective October 1, 2011, Mr. Fletcher, Mr. Fellows and Dr. Brusegard agreed to defer a portion of their salaries and their respective base salaries were reduced. In June 2012, March 2013, June 2013 and October 2013, the Company granted the named executives stock options in full and final payment of obligations to pay their deferred salary amounts covering the periods from October 1, 2011 to May 31, 2012, June 1, 2012 to March 31, 2013, April 1, 2013 to June 30, 2013 and July 1 to October 31, 2013, respectively. The options were issued in lieu of cash payment of the deferred compensation amount. The number of options granted to each named executive on October 31, 2013 was equal to the dollar amount of deferred salary divided by the closing price of the Company's common stock on October 30, 2013 ($0.03), less the option exercise price of $0.001 per share. The number of options granted to each named executive on June 6, 2013 was equal to the dollar amount of deferred salary divided by the closing price of the Company's common stock on June 4, 2013 ($0.0325), less the option exercise price of $0.001 per share. The number of options granted to each named executive on April 1, 2013 was equal to the dollar amount of deferred salary divided by the closing price of the Company's common stock on March 5, 2013 ($0.034), less the option exercise price of $0.001 per share. The number of options granted on June 6, 2012 was equal to the dollar amount of the deferred salary for each named executive divided by the closing price of the Company's common stock on June 6, 2012 ($0.0925), less the option exercise price of $0.001 per share. The stock options were granted pursuant to the terms of the Company's 2006 Stock Plan. The options were fully vested at the dates of grant (except for the October 31, 2013 grant which vested on January 1, 2014) and will expire on the fifth anniversary of the dates of grant. Mr. Fellows exercised some of his options on June 18, 2013 (2,524,164) and June 25, 2012 (546,448). See footnotes (2) and (6) to the “Summary Compensation Table” above for further description of these option grants.

19

(2) These options were granted on March 25, 2011. The grants were made pursuant to the terms of our 2001 and 2006 Stock Plans. Specifically, amounts reflected in this column relate to options to purchase shares of common stock Mr. Fletcher (400,000 shares under 2001 Stock Option Plan and 1,100,000 shares under 2006 Stock option Plan), Dr. Brusegard and Mr. Fellows (200,000 shares each under 2001 Stock Option Plan). The exercise price per share is equal to the closing price of Generex common stock on March 25, 2011. These options were exercisable immediately upon their grant

(3) These options were granted on March 8, 2010. The grants were made pursuant to the terms of our 2006 Stock Plan. The exercise price per share is equal to the closing price of Generex common stock on March 8, 2010. The options vested as follows: 33% of the options were exercisable on the date of grant; 33% of the options became exercisable on August 1, 2010, and the remaining 33% of the options became exercisable on August 1, 2011.

(4) These stock options were approved by the Board of Directors on April 5, 2005 with an effective grant date of December 13, 2004. The exercise price per share is equal to the closing price of Generex common stock on December 13, 2004. These options were exercisable immediately upon their grant. The fair value of Generex common stock on April 5, 2005 was $0.56 per share. The expiry date of these options was extended in October 2009 to October 26, 2014.

(5) These options were granted to Mr. Fletcher representing a bonus of $200,000 awarded to Mr. Fletcher on April 5, 2005. The number of shares awarded was calculated using the closing price of the common stock on The NASDAQ Capital Market on December 13, 2004 ($0.61 per share). The options were immediately exercisable on the date of grant. They were issued under the 2001 Plan. The fair value of Generex common stock on April 5, 2005 was $0.56 per share. The expiry date of these options was extended in October 2009 to October 26, 2014.

(6) These options were issued to Mr. Fletcher on April 5, 2005 in satisfaction of retroactive salary adjustment as of August 1, 2004 and unpaid salary amounts accrued through March 31, 2005 ($80,000). The number of shares was calculated using the closing price of the common stock on the NASDAQ Capital Market on April 4, 2005 ($0.56 per share). The options were immediately exercisable on the date of grant and were issued under the 2001 Plan. The expiry date of these options was extended in October 2009 to October 26, 2014.

(7) These options were granted on October 10, 2009. The grants were made pursuant to the terms of our 2006 Stock Plan. The exercise price per share is equal to the closing price of Generex common stock on October 10, 2009. The options vest equally over a four-year period starting with the first anniversary of the grant on October 10, 2010.

Option Exercises and Stock Vested in Fiscal year 2014

None of the named executive officers exercised any outstanding options in fiscal year 2014.

The following table sets forth the number of shares acquired and the value realized upon the vesting of restricted stock awards during fiscal year 2014 for each of the named executive officers.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)
Stephen Fellows Chief Financial Officer	8,750	$0

(1)	Value realized on vesting is based on the fair market value of our common stock on the date of vesting and does not necessarily reflect proceeds actually received by the named executive.

Other Benefit Plans

We have no defined benefit or actuarial pension plans.

Potential Payments Upon Termination or Change-in-Control

The following table shows potential payments to our named executives under existing employment agreements, plans or arrangements, whether written or unwritten, for various scenarios involving termination of employment or a change in control, assuming termination on July 31, 2014 and, if applicable, based upon the closing stock price of Generex common stock on that date. These benefits are in addition to benefits available generally to salaried employees who joined the company prior to 2014, such as distributions under the 401(k) savings plan, disability and death benefits and accrued vacation pay.

The following table provides the intrinsic value (that is, the value based upon Generex’s stock price, and in the case of options minus the exercise price) of equity awards that would become exercisable or vested if the named executive had died or become disabled or been terminated as of July 31, 2014.

The terms of employment for Mr. Fletcher do not provide specific definitions for the various termination events. For the purposes of the table, below are the standard definitions for certain termination events as defined in the Amended Generex 2001 Stock Option Plan, which we refer to as the “2001 Plan,” and the Amended and Restated 2006 Stock Plan, which refer to as the “2006 Plan.”

20

"Cause" means that a named executive has:

(i)	breached his or her employment or service contract with Generex;
(ii)	engaged in disloyalty to Generex, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service;

(iii)	disclosed trade secrets or confidential information of Generex to persons not entitled to receive such information;
(iv)	breached any written confidentiality, non-competition or non-solicitation agreement between the named executive and Generex; or

(v)	has engaged in such other behavior detrimental to the interests of Generex as determined by the Compensation Committee.

“Change in Control” means any of the following:

(i)	a liquidation or dissolution of Generex,
(ii)	a sale of all or substantially all of Generex’s assets,

(iii)	a merger in which Generex’s stockholders hold less than a majority of the voting stock in the surviving corporation, or
(iv)	when a person or group acquires control of a significant percentage of the voting stock without the approval of the Board of Directors (20% under the 2001 Plan and 50% or more under the 2006 Plan).

“Disability" means being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

There are no existing employment agreements, plans or arrangements, whether written or unwritten, for various scenarios involving termination of employment or a change in control governing Mr. Fellows’ and Dr. Brusegard’s employment. There are no benefits made available to them which are in addition to benefits available generally to salaried employees who joined the company prior to 2013 and as such neither Mr. Fellows, nor Dr. Brusegard are included in the table below.

Potential Payments Upon Termination or Change in Control for Named Executives as of July 31, 2014

Name	Benefit		Cause		Without Cause/Non-Renewal		Voluntary Termination by Executive		Breach by Generex (1)		Change in Control		Disability		Death
Mark A. Fletcher	Cash Payment		$0		$798,879	(4)	$0		$798,879	(4)	$798,879	(4)	$0	(10)	$0	(10)
	Stock		$0		$0		$0		$0		$0		$0		$0
	Stock Options		$9,415	(2)	$218,273	(3),(9)	$218,273	(3)	$218,273	(3),(9)	$218,273	(8)	$218,273	(5)	$218,273	(6)
	Restricted Stock	(11)	$0		$0		$0		$0		$0		$0		$0
	Benefits		$0		$0	(7),(4)	$0	(7)	$0	(7),(4)	$0	(7),(4)	$0		$0
	Total		$9,415		$1,017,152		$218,273		$1,017,152		$1,017,152		$218,273		$218,273

(1)	This termination event includes a material change in duties or material reduction in remuneration of such named executive.
(2)	The options granted on April 5, 2005 (including those effective as of December 13, 2004) survive termination of the named executive’s employment. Other options granted to the named executive pursuant to the 2001 Plan and any options granted pursuant to the 2006 Plan would terminate immediately - and shares underlying such options forfeited - upon the named executive’s termination for cause.
(3)	The 2001 and 2006 Plans permit a named executive who voluntarily terminates employment with Generex or whose employment is terminated without cause to exercise vested options outstanding at the date of termination for a period of up to 90 days thereafter or the expiration date of the option, whichever is earlier.
(4)	Pursuant to his employment arrangement, if Generex terminates Mr. Fletcher’s employment upon written notice (and not for cause, disability or death) or Mr. Fletcher gives notice of termination pursuant to a material change in duties, reduction of remuneration, material default or breach by Generex or change in control of Generex, Mr. Fletcher will be entitled to receive a lump sum severance payment on the termination date in an amount equal to 18 months of base salary plus the average annual bonus paid to him during each fiscal year of the term of his employment and he will be entitled to participate in and receive benefits for 18 months after the termination date.
(5)	The 2001 and 2006 Plans permit a named executive to exercise vested options outstanding at the time of the named executive’s cessation of employment due to disability for a period of up to one year thereafter or the expiration of the option, whichever is earlier.
(6)	The 2001 and 2006 Plans permit a named executive’s beneficiary to exercise vested options outstanding at the time of the named executive’s death for a period of up to one year after death or the expiration date of the option, whichever is earlier.
(7)	The named executive would be entitled to receive health benefits for a period of 18 months after termination of employment. Since these benefits are widely available to salaried employees of Generex, they are excluded from the table above. The total aggregate value of these benefits in each case is below $8,000.

21
(8)	Upon a change of control, the 2001 and 2006 Plan provide for the acceleration of exercisability and vesting of any outstanding options and removal of all restrictions and conditions on outstanding restricted stock awards, unless otherwise determined by the Board of Directors or its designee. We have assumed for purposes of this column that the named executive will exercise all of his fully exercisable and vested options and will receive all shares underlying restricted stock awards in connection with a change of control of Generex, which we have assumed occurred on July 31, 2014.
(9)	Pursuant to the terms of his employment with Generex, if Generex terminates Mr. Fletcher’s employment upon written notice (and not for cause, disability or death) or Mr. Fletcher gives notice of termination pursuant to a material change in duties, reduction of remuneration, material default or breach by Generex or change in control of Generex, Mr. Fletcher will have 90 days after the eighteenth month anniversary of the termination date to exercise vested options.
(10)	The named executive is entitled to receive monthly disability payments and his survivor(s) are entitled to receive a lump sum payment upon such named executive’s death, in either case up to an amount equal to his annual base salary or $100,000, whichever is less. Insurance premiums are paid by Generex and such insurance coverage is widely available to all salaried employees at Generex. Thus, the amounts payable upon the disability or death of the named executive (as well as the premiums paid by Generex) are excluded from the table above.
(11)	The restricted stock award agreement with the named executive officer provides that in the event the named executive ceases to be employed by, or provide service to us, any unvested shares of restricted stock will be immediately forfeited. There was no unvested restricted stock as of July 31, 2014.
22

ADVISORY VOTE ON EXECUTIVE COMPENSATION

(Item 2 on the Proxy Card)

What am I voting on?

You are voting on a proposal, commonly known as a “say-on-pay” proposal, which gives our stockholders the opportunity to endorse or not endorse our executive officer pay program and policies through the following resolution:

“RESOLVED, that the stockholders approve the compensation of Generex’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in this Proxy Statement (which disclosure includes the Compensation Discussion and Analysis, the Executive Compensation Tables and any related material).”

What factors should I consider in voting on this proposal?

We urge you to consider the various factors regarding compensation matters as discussed in the Compensation Discussion and Analysis, beginning on page 12.

Our compensation program is relatively simple, reflecting our status as a development stage company. We offer base salaries which we believe are competitive with other similarly-sized companies in the biotechnology and pharmaceutical industry and, at the discretion of the Compensation Committee, award executives cash bonuses based upon a blend of the company’s and individual executive's performance. From time to time, we also have awarded equity incentive awards to executives primarily for long-term retention purposes. Through these executive compensation policies, we have been able to retain talented and experienced senior executives. We believe that the fiscal year 2014 compensation of our named executive officers was appropriate and aligned with Generex’s fiscal year 2013 results.

Why is the proposal being submitted to the stockholders?

Legislation, known as the Dodd-Frank Wall Street Reform and Consumer Protection Act or simply the Dodd-Frank Act, requires that public companies give their stockholders the opportunity to vote on say-on-pay proposals at the first annual meeting held after January 21, 2011. The SEC has adopted rules implementing the provisions of the Dodd-Frank Act regarding stockholder votes on executive compensation (including say-on-pay and say-when-on-pay proposals). Based on the results of stockholder vote regarding the frequency of advisory vote taken at the annual meeting on June 8, 2011, we expect to hold a non-binding advisory vote on the compensation of our named executive officers every two years until the next stockholder vote on the frequency of “say on pay” votes at the fiscal 2016 annual meeting.

Is this vote binding on the Board of Directors?

Because your vote is advisory, it will not be binding upon the Board of Directors. However, our Board of Directors values the opinions that our stockholders express in their votes and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.

How does the Board of Directors recommend that I vote?

We recommend that you vote For the advisory resolution approving the compensation of Generex’s named executive officers.

23

RATIFICATION OF THE APPOINTMENT OF MNP LLP

AS GENEREX’S INDEPENDENT PUBLIC ACCOUNTANTS FOR FISCAL YEAR 2015

(Item 3 on the Proxy Card)

What am I voting on?

The Audit Committee of the Board of Directors has selected MNP LLP as the independent public accountants to examine the financial statements of Generex and its subsidiaries for the fiscal year ending July 31, 2015. The Board of Directors has concurred in the Audit Committee’s selection and is presenting the matter to the stockholders for ratification at the annual meeting. MNP LLP ("MNP") has served as our independent auditors since June 1, 2013.

Why is ratification of the selection of MNP LLP necessary?

Stockholder ratification of the selection of MNP LLP as our independent auditors is not required by our bylaws or otherwise. However, we are submitting the selection of MNP LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain MNP LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such a change would be in the best interests of us and our stockholders.

What services will the independent registered public accounting firm provide?

Audit services provided by MNP LLP for fiscal year 2015 will include the examination of the consolidated financial statements of Generex and services related to periodic filings made with the SEC. Audit services for fiscal year 2015 may also include the audit of the effectiveness of the company’s internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002. Additionally, MNP LLP may provide audit-related, tax and other services comparable in nature to the services that it performed in fiscal 2014, as described below under the heading “Audit Matters” and the subheading “Fees Paid to Generex’s Independent Public Accountants.”

Will representatives of the independent registered public accounting firm be present at the 2015 annual meeting?

Representatives of MNP LLP are expected to be present at the meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

How does the Board of Directors recommend that I vote?

We recommend that you vote For the ratification of the appointment of MNP LLP as Generex’s independent registered public accounting firm for the fiscal year ending July 31, 2015.

AUDIT MATTERS

Fees Paid to Generex’s Independent Public Accountants

MNP LLP ("MNP") has served as our independent auditors since June 1, 2013. The appointment of MNP as our independent public accountants was unanimously approved by the Audit Committee of our Board of Directors. MNP is the successor to our former independent auditors, MSCM LLP ("MSCM"), following MNP’s merger with MSCM in June 2013. MSCM served as our independent auditors from September 5, 2008 until June 1, 2013.

The following table sets forth the aggregate fees paid by Generex for the fiscal years ended July 31, 2014 and 2013 to our independent auditors:

	Fiscal Year Ended July 31, 2014		Fiscal Year Ended July 31, 2013
Audit Fees	$76,981	(1)	$92,382	(1)
Audit-Related Fees	$-0-		$-0-
Tax Fees	$-0-	(2)	$-0-	(2)
All Other Fees	$10,770	(3)	$25,827	(3)
TOTAL	$87,751		$118,209
24

(1)	Represents charges of MNP LLP (fiscal 2014 and 2013 audits and 10-Q quarterly reviews after June 1, 2013) and MSCM LLP (10-Q quarterly reviews up to June 1, 2013), including fees associated with quarterly reviews of financial statements included in Generex’s Form 10-Q filings.
(2)	MNP LLP and MSCM LLP did not provide or bill for any tax services.
(3)	Represents fees associated with review of the Company’s registration statements on Form S-1 and Form S-8.

Policy for Pre-Approval of Audit and Non-Audit Services

The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that Generex’s independent auditor is permitted to perform for Generex under applicable federal securities regulations. As permitted by the applicable regulations, the Audit Committee’s policy utilizes a combination of specific pre-approval on a case-by-case basis of individual engagements of the independent auditor and general pre-approval of certain categories of engagements up to predetermined dollar thresholds that are reviewed annually by the Audit Committee. Specific pre-approval is mandatory for the annual financial statement audit engagement, among others.

The pre-approval policy was implemented effective as of October 30, 2003. All engagements of the independent auditor to perform any audit services and non-audit services since that date have been pre-approved by the Audit Committee in accordance with the pre-approval policy. The policy has not been waived in any instance. All engagements of the independent auditor to perform any audit services and non-audit services prior to the date the pre-approval policy was implemented were approved by the Audit Committee in accordance with its normal functions.

Report of the Audit Committee

The Audit Committee reviewed and discussed Generex's audited financial statements for the fiscal year ended July 31, 2014 with management. The Audit Committee discussed with MNP LLP, Generex's independent public accountants for the fiscal year ended July 31, 2014, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee received the written disclosures and the letter from MNP LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with MNP LLP its independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Generex's Annual Report on Form 10-K for the fiscal year ended July 31, 2014 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

Brian T. McGee (Chairman)

John P. Barratt

The foregoing Report of the Audit Committee shall not be deemed to be soliciting material, to be filed with the SEC or to be incorporated by reference into any of Generex's previous or future filings with the SEC, except as otherwise explicitly specified by Generex in any such filing.

25

APPROVAL OF AN AMENDMENT TO GENEREX’S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

(Item 4 on the Proxy Card)

What am I voting on?

You are voting an amendment to our restated certificate of incorporation. On May 26, 2015, our Board of Directors adopted a resolution which authorizes, subject to stockholder approval, an amendment to our restated certificate of incorporation to increase our authorized common stock, $0.001 par value per share, from 1,500,000,000 shares to 2,450,000,000 shares. The additional common stock to be authorized by adoption of this amendment would have rights identical to our currently authorized and outstanding common stock. The number of authorized shares of our preferred stock, 1,000,000 shares, will not be affected by this amendment. The complete text of the increase in authorized capital resolution and amendment is set forth as Appendix A to this proxy statement. If this proposal is approved, the amendment will become immediately effective upon its filing with the Secretary of State of Delaware.

Why is the amendment necessary?

As of May 31, 2015, of the 1,500,000,000 shares presently authorized under our Restated Certificate of Incorporation, 806,477,610 shares of common stock were issued and outstanding. In addition to the issued and outstanding shares, we have reserved 30,333,074 shares of common stock for issuance under outstanding stock option awards and under our stock incentive plans. We also have another 277,196,352 reserved for issuance upon conversion of outstanding shares of Series E 9% Convertible Preferred Stock and Series F 9% Convertible Preferred Stock and related warrants and upon payment in lieu of cash for the dividend payments due upon such preferred stock.

After taking into consideration the shares issued and the shares reserved for issuance and anticipated to paid out in the next twelve months as dividend payments, and assuming no increase in the number of authorized shares, we would have only 385,992,964 shares of common stock available for issuance if the number of shares of authorized shares is not increased. This number of shares of common stock available for issuance does not take into account the additional shares that may be issuable in connection with the anti-dilution adjustments for the Series E and F preferred stock and related warrants are triggered in the event that we issue securities at a price per share of common stock less than the then applicable conversion or exercise price or the market price of our common stock at that time, whichever is lower.

Our Board of Directors believes that the proposed increase in the number of authorized shares of common stock will provide us with greater flexibility to pursue activities and enter into transactions that are consistent with our objective of enhancing stockholder value, including, without limitation, using common stock when appropriate to fund:

•	all or some of our operating cash flow requirements;
•	research and development, including preclinical studies and clinical trials of our product candidates, including our immunotherapeutic vaccines;
•	strategic relationships and joint ventures,
•	capital projects and investments and
•	equity incentives to employees, officers and directors.

While we have no immediate plans to use large numbers of shares of common stock to fund any financing, acquisition, strategic venture or capital project, our ability to do so could be constrained by the limited number of shares of common stock currently available. The currently limited number of shares of common stock that remain available for issuance under the Restated Certificate of Incorporation, and the requirement to obtain stockholder approval for any increase in the authorized shares of common stock, could impact our ability to effect financings, acquisitions or strategic ventures as quickly as may be necessary, particularly in situations where we may face immediate funding needs or intense competition with other bidders, and could constrain our ability to obtain prompt access to capital markets as and when needed in the future. As the Company has historically relied on financing to fund its operations, the Company’s ability to continue operations could be adversely impacted if shareholders do not approve the increase in the number of authorized shares. Our Board of Directors believes that Generex’s ability to act in a timely and flexible manner is important to its competitive position.

Approval of the proposed increase in the number of authorized shares would allow our Board of Directors to authorize the issuance of common stock without waiting for the next annual meeting of stockholders in order to increase the authorized capital. If, for any particular transaction, stockholder approval were required by law or otherwise deemed advisable by the Board of Directors, then the matter would be referred to the stockholders of Generex notwithstanding approval of the proposed increase in the number of authorized shares of common stock.

26

If the stockholders do not approve this proposal to increase the number of authorized shares, we will be substantially constrained in the size of transactions that we may undertake using common stock as the form of consideration. In certain circumstances, we may be required to immediately hold a special stockholders meeting to seek approval to increase the authorized number of shares of common stock, which could cost us in excess of $150,000 in printing, distribution and mailing fees.

Does the Company plan on issuing additional shares?

As of the date of this proxy statement, except for the shares reserved for issuance as described above, we have not entered into any agreement or arrangement pursuant to which we would issue any of the shares for which approval is sought. If the stockholders approve this proposed amendment to the Restated Certificate of Incorporation, our Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law or otherwise deemed advisable by the Board of Directors.

Will these new shares of common stock have preemptive rights?

No. The additional shares of common stock for which we are seeking authorization would have the same rights and privileges as the shares of common stock presently outstanding. Holders of shares of common stock have no preemptive rights to subscribe to or for any additional shares of stock of Generex.

Am I entitled to dissenters’ or appraisal rights in connection with the proposed amendment to the Restated Certificate of Incorporation?

No. Under Delaware law, Generex’s stockholders are not entitled to dissenters’ or appraisal rights in connection with the proposed increase in the number of shares of common stock authorized for issuance under the Restated Certificate of Incorporation.

What are the effects of the increase in the number of authorized shares of common stock?

The following table shows the number of shares of common stock that (a) are authorized and issued and outstanding, as of May 31, 2015, (b) authorized and reserved for issuance upon the exercise of outstanding stock options and warrants (assuming vesting of all non-vested shares underlying such options and warrants) and upon conversion of all convertible securities as of May 31, 2015, (c) authorized and unreserved for issuance after the passage of the proposal set forth in Item 4, (d) would be authorized and issued and outstanding, after the passage of the proposal under Item 4, (e) authorized and reserved for issuance upon the exercise of outstanding stock options and warrants (assuming vesting of all non-vested shares underlying such options and warrants) and upon conversion of all convertible securities after the passage of the proposal set forth in Item 4, and (f) authorized and unreserved for issuance after the passage of the proposal under Item 4 based on our capitalization as of May 31, 2015

As of May 31, 2015	Shares issued and outstanding	Shares Authorized and Reserved for Issuance(1)	Shares Authorized and Unreserved	Total Authorized
Prior to Passage of Item 4	806,477,610	307,529,426	385,992,964	1,500,000,000
Following Passage of Item 4	806,477,610	307,529,426	1,335,992,964	2,450,000,000

(1)	Shares which are authorized and reserved for issuance upon the exercise of outstanding options (30,333,074) and warrants (239,788,852), assuming the vesting of all non-vested shares underlying such options and warrants, and upon conversion of all convertible securities (37,407,500), including any shares reserved for dividends payable upon convertible securities.

Although the increase in the authorized number of shares of common stock will not, in and of itself, have any immediate effect on the rights of our stockholders, any future issuance of additional shares of common stock could affect our stockholders in a number of respects, including by:

  decreasing the existing stockholders’ percentage equity ownership and voting power, and depending on the price at which such shares are issued, diluting the earnings per share and book value per share of outstanding shares of our common stock at such time.

27

In addition, although this proposed amendment to the Restated Certificate of Incorporation is not motivated by anti-takeover concerns and is not considered by the Board of Directors to be an anti-takeover measure, the availability of additional authorized shares of common stock could enable the Board of Directors to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of Generex more difficult or time-consuming. For example, shares of common stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board of Directors determines is not in our best interests, thus diluting the ownership and voting rights of the person seeking to obtain control of Generex. In certain circumstances, the issuance of common stock without further action by the stockholders:

  may have the effect of delaying or preventing a change in control of Generex, may discourage bids for our common stock at a premium over the prevailing market price, and may adversely affect the market price of our common stock.

As a result, increasing the authorized number of shares of our common stock could render more difficult and less likely:

  a hostile takeover,
  a tender offer or proxy contest,
  the assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management.

We are not aware of any proposed attempt to take over Generex or of any present attempt to acquire a large block of our common stock. This proposal is not being made in response to any attempt of which Generex is aware to obtain control of the company or to accumulate the company’s common stock. Generex has no present intention to use the additional shares of common stock to oppose a takeover attempt or delay or prevent changes in the management of the company.

When would the amendment be effective?

If approved by the stockholders at the meeting, the proposed amendment to the Restated Certificate of Incorporation will become effective upon the filing of a certificate of amendment with the Secretary of State of the State of Delaware. Generex intends to file the certificate of amendment as soon as practicable after the meeting; however, if, in the judgment of our Board of Directors, any circumstances exist that would make consummation of the proposed amendment inadvisable, our Board of Directors may abandon the proposed amendment at any time prior to the effectiveness of the filing of the certificate of amendment.

How many votes are needed for this proposal and how are the votes counted?

The affirmative vote of a majority of the shares of common stock entitled to vote thereon is required to approve the amendment to our Restated Certificate of Incorporation to accomplish the increase in the number of authorized shares of common stock. The effect of an abstention or broker non-vote is the same as that of a vote against the proposal.

How does the Board of Directors recommend that I vote?

We recommend that you vote For the amendment to the Restated Certificate of Incorporation to increase the number of shares that Generex is authorized to issue.

28

APPROVAL OF AN AMENDMENT TO GENEREX’S RESTATED CERTIFICATE OF INCORPORATION, SUBJECT TO BOARD APPROVAL TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK AND TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

(Item 5 on the Proxy Card)

What am I voting on?

You are voting on a proposal to approve an amendment to our Restated Certificate of Incorporation to effect, at any time prior to December 31, 2016, a reverse stock split of our common stock at an exchange ratio to be determined and to proportionately reduce the number of shares of the common stock authorized for issuance (the implementation of the reverse stock split, ratio and timing of which will be subject to the discretion of the Board of Directors without further approval of the stockholders), upon a determination by the Board of Directors that such an amendment is in the best interests of Generex and its stockholders.

The Board of Directors has unanimously authorized the proposed amendment to our Restated Certificate of Incorporation, subject to the Board’s discretion, to effect the reverse stock split and to proportionately reduce the number of the authorized shares of common stock.  The form of the proposed amendment is attached to this Proxy Statement as Appendix B and is incorporated herein by reference.

Why is the reverse stock split necessary?

The Board of Directors is seeking stockholder approval of the authority to implement a reverse stock split because it believes that a higher stock price may help generate and enable greater institutional investor interest in the Company and help us secure financing to continue our clinical and commercialization efforts.  The Board of Directors believes that institutional investors and investment funds are generally reluctant to invest in lower priced, over-the-counter traded stocks.  Accordingly, the Board of Directors concluded that reducing the number of outstanding shares of common stock might be desirable in order to attempt to support a higher stock price per share based on our current market capitalization.

In addition, the Board of Directors considered that our common stock might not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients.  Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks.  Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide research coverage of lower priced stocks.  Stocks trading at less than $1.00 per share are also subject to certain rules under the Exchange Act which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a “penny stock” involving persons other than established customers and accredited investors. The additional burdens imposed upon broker-dealers might discourage broker-dealers from effecting transactions in lower priced common stock, which might further affect the liquidity of such stock.

The combination of lower transaction costs and increased interest from institutional investors and bank analysts can ultimately improve the trading liquidity of common stock.  In order to reduce the number of shares of common stock outstanding and thereby attempt to proportionally raise the per share price of common stock, the Board of Directors believes that it is in the best interests of Generex’s stockholders for the Board of Directors to obtain the authority to implement a reverse stock split.

Why is the Board requesting discretion to determine the reverse split ratio and to effect the reverse stock split?

The Board of Directors believes that the availability of a range of reverse split ratios will provide the Board with the flexibility to implement the reverse stock split in a manner designed to maximize the anticipated benefits for Generex and its stockholders.  In determining which reverse stock split ratio to implement, if any, following the receipt of stockholder approval, the Board of Directors may consider, among other things, factors such as:

•	the historical trading price and trading volume of the common stock;

•	the then prevailing trading price and trading volume of the common stock and the anticipated impact of the reverse stock split on the trading market for the common stock;

•	the minimum share price requirement under listing standards of a national stock exchange;

•	which reverse split ratio would result in the greatest overall reduction in Generex’s administrative costs; and

•	prevailing general market and economic conditions.

29

To effect the reverse stock split, the Board would set the timing for such a split and select the specific ratio in its discretion. No further action on the part of stockholders will be required to either implement or abandon the reverse stock split. If the proposal is approved by stockholders, and if the Board determines to implement the reverse stock split, we would communicate to the public, prior to the effective date of the reverse stock split, additional details regarding the reverse stock split, including the specific ratio the Board selects.

Although the Board of Directors requests stockholder approval of the proposed amendment to the Restated Certificate of Incorporation, the Board reserves the authority to decide, in its discretion, to abandon or delay the reverse stock split after such vote.  If the Board fails to effect the reverse stock split prior to December 31, 2016, stockholder approval again would be required prior to implementing any subsequent reverse stock split.

What are the anticipated effects of the reverse stock split on existing stockholders of Generex?

If approved and effected, the reverse stock split would have the following effects:

•	The number of shares of common stock held by each stockholder will be reduced as a result of the reverse stock split. For example, if the Board of Directors selects a reverse split ratio of 1-to-100, a stockholder holding 100,000 shares of common stock before the reverse stock split would hold 1,000 shares of common stock immediately after the reverse stock split.

•	The number of shares of common stock issued and outstanding will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors.

•	The number of shares of common stock authorized to be issued will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors.

•	Based on the reverse stock split ratio selected by the Board of Directors, proportionate adjustments will be made to the per-share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase shares of common stock, which will result in approximately the same aggregate price being required to be paid for such options or warrants upon exercise of such options or warrants immediately preceding the reverse stock split;

•	The number of shares reserved for issuance under Generex’s stock plans will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors.

If approved and effected, the reverse stock split will be effected simultaneously for all of the common stock, and the ratio will be the same for all of the common stock.  The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the company, subject to being rounded up to the next whole number in the case of fractional shares, as described below.  Common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable.  The relative voting and other rights that accompany the shares of common stock would not be affected by the reverse stock split.

Will Generex issue fractional shares resulting from the reverse stock split?

No.  We will not issue fractional shares of common stock.  Where a stockholder would have been entitled to a fractional share, we will round up fractional shares to the nearest whole share. Each stockholder's proportionate ownership of outstanding shares of common stock would remain the same, except for minor differences resulting from the rounding up of fractional shares.  A reverse stock split may leave certain stockholders with one or more "odd lots," which are stock holdings in amounts of fewer than 100 shares of common stock.  These odd lots may be more difficult to sell than shares of common stock in even multiples of 100.  Stockholders selling odd lots created by the reverse stock split may incur increased brokerage commissions in selling such shares.

What are the anticipated effects of the reverse stock split on the authorized shares of common stock?

The Board of Directors believes, based on the number of shares of common stock currently outstanding, the number of shares reserved for issuance under stock option plans and warrants, and the number of shares Generex reasonably expects to issue in future transactions, that, after giving effect to the reverse split at any of the possible ratios, the number of shares of common stock for Generex to be authorized to issue without stockholder approval would exceed the Company’s foreseeable need.  In addition, one method that the State of Delaware uses to impose franchise taxes upon domestic corporations is based upon a corporation’s authorized capital.  Accordingly, the Board of Directors believes that a decrease in the number of authorized

30

shares of common stock would reduce the amount of franchise taxes that Generex is required to pay annually and would be in the best interests of Generex.  The Board of Directors believes that a reduction in the number of shares of common stock authorized for issuance at the same ratio determined by the Board of Directors with regard to the reverse split will leave a sufficient number of authorized shares of common stock to maintain the requisite amount of flexibility required by the Company’s ongoing activities.

The authorized but unissued shares of common stock that would be available if the reverse stock split is effected may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, and establishing strategic relationships with other companies and expanding Generex’s business or product lines through the acquisition of other businesses or products.

At the present time, we do not currently have any other plans to issue any of the authorized but unissued shares of common stock that would be available for issuance if the reverse stock split proposal is approved by our stockholders and subsequently effected by the Board of Directors.  Even if the reverse stock split is effected, we will be required to obtain stockholder approval prior to the issuance of authorized stock, in certain circumstances, including if the issuance would result in a change of control of Generex.

What are the effects of the reverse stock split at different exchange ratios?

The following table shows the number of shares of common stock that would be (a) issued and outstanding, (b) authorized and reserved for issuance upon the exercise of outstanding stock options and warrants (assuming vesting of all non-vested shares underlying such options and warrants) and upon conversion of all convertible securities as of May 31, 2015, and (c) authorized and unreserved for issuance, and (d) total authorized, in each case upon the implementation of the reverse stock split at a range of possible ratios of 1-for-25, a ratio of 1-for-50 and a ratio of 1-for-100 based on our capitalization as of May 31, 2015.

As of May 31, 2015	Shares issued and outstanding	Shares Authorized and Reserved for Issuance(1)	Shares Authorized and Unreserved	Total Authorized

Pre-Split	806,477,610	307,529,426	385,992,964	1,500,000,000
If 1-for-25 stock split enacted	32,259,104	12,301,177	15,439,719	60,000,000
If 1-for-50 stock split enacted	16,129,552	6,150,589	7,719,859	30,000,000
If 1-for-100 stock split enacted	8,064,776	3,075,294	3,859,930	15,000,000

(1)	Shares which are authorized and reserved for issuance upon the exercise of outstanding options (30,333,074) and warrants (239,788,852), assuming the vesting of all non-vested shares underlying such options and warrants, and upon conversion of all convertible securities (37,407,500), including any shares reserved for dividends payable upon convertible securities.

What are the anticipated effects of the reverse stock split on our stock plans?

The reverse stock split, when implemented, will affect outstanding stock awards and options to purchase our common stock. Each of Generex’s 2001 Stock Option Plan, as amended, and 2006 Stock Plan, as amended, includes provisions for appropriate adjustments to the number of shares of common stock covered by each such plan and to stock options and other grants of stock-based awards under each plan, as well as the per share exercise price. If we obtain stockholder approval for the reverse stock split and the Board of Directors selects a reverse split ratio of 1-to-100, an outstanding stock option to purchase twenty-five shares of common stock would thereafter evidence the right to purchase one share of common stock consistent with the reverse stock split ratio, and the exercise price per share would be a corresponding multiple of the previous exercise price.  For example, a pre-split option for 100,000 shares of common stock with an exercise price of $0.10 per share would be converted post-split into an option to purchase 1,000 shares of common stock with an exercise price of $10.00 per share.  Further, the number of shares of common stock reserved for issuance under the plans will be reduced by the same ratio.

Will the reverse stock split have any effect on Generex’s business and operations?

31

We expect our business and operations to continue as they are currently being conducted and the reverse stock split is not anticipated to have any effect upon the conduct of our business.  We expect to incur expenses of approximately $75,000 to effect the reverse stock split.

What effect will the reverse stock split have on Generex’s registration under the Exchange Act?

Our common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934 ("Exchange Act"), and we are subject to the periodic reporting and other requirements of the Exchange Act.  As of June 24, 2015, we had [ ] holders of record of our common stock (although we have significantly more beneficial holders). The reverse stock split will not result in a change in the number of record holders, because fractional shares will be rounded up to the next whole share.  We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the reverse stock split.

What are the anticipated effects of the reverse stock split on the market for our common stock?

The Board of Directors believes that an increased stock price could enhance the appeal of our common stock to the financial community, including institutional investors, and the general investing public.  Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  Some of these policies and practices pertain to the payment of brokers' commissions and to time-consuming procedures that make the handling of lower-priced stocks unattractive to brokers from an economic standpoint.  We believe that the anticipated higher market price resulting from a reverse stock split would better enable institutional investors and brokerage firms with such policies and practices to invest in our common stock.  There can be no assurance that this will be the case, however.

Will the reverse stock split have any potential anti-takeover or dilutive effect?

The authorized but unissued shares that would be available if the reverse stock split is implemented may be used by the Board of Directors, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable; however, the reverse stock split and reduction in our authorized common stock is not being recommended in response to any specific effort of which we are aware to obtain control of Generex, nor does the Board of Directors have any present intent to use the authorized but unissued common stock to impede a takeover attempt.

In addition, the authorized but unissued shares of common stock that would be available if the reverse stock split is effected may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, and establishing strategic relationships with other companies and expanding Generex’s business or product lines through the acquisition of other businesses or products.  The issuance of additional shares of common stock for any of the foregoing corporate purposes could have a dilutive effect on earnings per share and the book or market value of our outstanding common stock, depending on the circumstances, and would likely dilute a shareholder’s percentage voting power in the company. Holders of our common stock are not entitled to preemptive rights or other protections against dilution.  Our Board of Directors intends to take these factors into account before authorizing any new issuance of shares.

Are there risks associated with the reverse stock split?

Yes, there are certain risks associated with the reverse stock split, including without limitation those described below.

There can be no assurance that the total market capitalization of our common stock (the aggregate value of all Generex common stock at the then market price) after the implementation of the reverse stock split  will be equal to or greater than the total market capitalization before the reverse stock split or that the per share market price of our common stock following the reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split.

There can be no assurance that the market price per share of our common stock after the reverse stock split will remain unchanged or increase in proportion to the reduction in the number of old shares of our common stock outstanding before the reverse stock split. For example, based on the closing price of our common stock on May 29, 2015 of $0.0183 per share, if the Board were to implement the reverse stock split and utilize a ratio of 1-for-100, we cannot assure you that the post-split market price of our common stock would be $1.83 (that is, $0.0183 × 100) per share or greater. In many cases, the market price of a company’s shares declines after a reverse stock split.

32

Accordingly, the total market capitalization of our common stock after the reverse stock split, when and if implemented, may be lower than the total market capitalization before the reverse stock split.  Moreover, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the reverse stock split.

If the reverse stock split is effected, the resulting per-share stock price may not attract institutional investors or investment funds and may not satisfy the investing guidelines of such investors and, consequently, the trading liquidity of our common stock may not improve.

While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds.  As a result, the trading liquidity of our common stock may not necessarily improve.

A decline in the market price of our common stock after the reverse stock split is implemented may result in a greater percentage decline than would occur in the absence of the reverse stock split, and the liquidity of our common stock could be adversely affected following the reverse stock split.

If the reverse stock split is effected and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of the reverse stock split. The market price of our common stock will, however, also be based on our performance and other factors, which are unrelated to the number of shares of common stock outstanding. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

How will the reverse stock split be effected?

If we obtain shareholder approval at the annual meeting and our Board of Directors concludes that it is in the best interests of Generex and its stockholders to effect the reverse stock split, the amendment to our Restated Certificate of Incorporation will be filed with the Delaware Secretary of State. The actual timing of the filing of the amendment with the Delaware Secretary of State to effect the reverse split will be determined by the Board of Directors but will be no later than December 31, 2016.  Also, if for any reason the Board of Directors deems it advisable to do so, the reverse stock split may be abandoned at any time prior to the filing of the amendment, without further action by our shareholders.  The reverse stock split will be effective as of the date of filing with the Delaware Secretary of State.  We will issue a press release and file a current report on Form 8-K pre-announcing the filing of the amendment prior to its effective filing date.

Upon the filing of the amendment, without further action on the part of us or the stockholders, the outstanding shares of common stock held by stockholders of record as of the effective filing date would be converted into a lesser number of shares of common stock based on a reverse stock split ratio selected by the Board of Directors. For example, if you presently hold 2,500 shares of our common stock and our Board of Directors selected a ratio of 1-to-100, you would hold 25 shares of our common stock following the reverse stock split.

How do I exchange my pre-reverse stock split certificates for new post-reverse stock split certificates?

If we implement the reverse stock split, our transfer agent will act as our exchange agent for purposes of implementing the exchange of stock certificates.

On or after the effective time of the reverse stock split, the exchange agent will mail a letter of transmittal to each stockholder.  Each stockholder will be able to obtain a certificate evidencing his, her or its post-reverse stock split shares only by sending the exchange agent the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require.  Stockholders will not receive certificates for post-reverse stock split shares unless and until they surrender their old certificates.  You should not forward your certificates to the exchange agent until you receive the letter of transmittal, and you should only send in your certificates with the letter of transmittal. If you elect to receive a new stock certificate in the letter of transmittal, the exchange agent will send you a new stock certificate after receipt of your properly completed letter of transmittal and old stock certificate(s).  If you surrender your old stock certificate(s) but do not elect to receive a new stock certificate in the letter of transmittal, you will hold that your shares electronically in book-entry form with our transfer agent as described below. You will not have to pay any service charges in connection with the exchange of your certificates.

Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent. These shareholders do not have stock certificates evidencing their ownership of our common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.  If you hold all of your shares

33

of common stock electronically in book-entry form with our transfer agent, you do not need to take any action as your holdings will be electronically adjusted by our transfer agent to give effect to the reverse stock split.

Upon the reverse stock split, we intend to treat shares of common stock held by stockholders in "street name," that is, through a bank, broker or other nominee, in the same manner as stockholders whose shares of common stock are registered in their names.  Banks, brokers or other nominees will be asked to effect the reverse stock split for their beneficial holders holding the common stock in "street name." However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split.  If you hold shares of common stock with a bank, broker or other nominee and have any questions in this regard, you are encouraged to contact your bank, broker or other nominee directly.

You should not send your certificates now.  You should send them only after you receive the letter of transmittal from our exchange agent.

What are the accounting consequences of the reverse stock split?

The reverse stock split will not affect the par value of the common stock. As a result, as of the effective time of the reverse stock split, the stated capital on our balance sheet attributable to the common stock will be reduced proportionately based on the reverse stock split ratio selected by the Board of Directors, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per-share net income or loss and net book value of the common stock will be restated because there will be fewer shares of common stock outstanding.

What are the federal income tax consequences of the reverse stock split?

The following is a summary of certain U.S. federal income tax consequences relating to the reverse stock split as of the date hereof. This summary addresses only U.S. holders who hold their shares of common stock as a capital asset for U.S. federal income tax purposes (i.e., generally, property held for investment). For purposes of this summary, a “U.S. holder” means a beneficial owner of common stock who is any of the following for U.S. federal income tax purposes: (i) an individual who is a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

This summary is based on interpretations of the Internal Revenue Code of 1986, as amended (the “Code”), and regulations, rulings and judicial decisions as of the date hereof. These authorities may be changed, perhaps retroactively, and may adversely affect the U.S. federal income tax consequences described herein. This summary does not discuss all of the tax consequences that may be relevant to particular stockholders or to stockholders subject to special treatment under U.S. federal income tax laws (such as banks and other financial institutions, insurance companies, real estate investment trusts, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers, tax-exempt entities, partnerships, and stockholders who hold common stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction).

Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, state, local, foreign or other tax consequences of the reverse stock split.

You should consult your own tax adviser concerning the particular U.S. federal tax consequences of the reverse stock split, as well as any consequences arising under the laws of any other taxing authority, such as any state, local or foreign income tax consequences to which you may be subject.

To ensure compliance with Treasury Department Circular 230, each holder of common stock is hereby notified that: (a) any discussion of U.S. federal tax issues in this Proxy Statement is not intended or written to be used, and cannot be used, by such holder for the purpose of avoiding penalties that may be imposed on such holder under the Code; (b) any such discussion has been included by Generex in furtherance of the reverse stock split on the terms described herein; and (c) each such holder should seek advice based on its particular circumstances from an independent tax advisor.

Generally, the reverse stock split will not result in the recognition of gain or loss by a U.S. holder for U.S. federal income tax purposes. The aggregate adjusted basis of the post-reverse stock split shares will be the same as the aggregate adjusted basis of the pre-reverse stock split shares. The holding period of the post-reverse stock split shares will include a U.S. holder’s holding periods for the pre-reverse stock split shares.

34

The federal income tax consequence of the receipt of an additional share of common stock in lieu of a fractional interest is not clear.  If the receipt of a portion of an additional share of common stock is taxed as a dividend, however, any tax liability association with such receipt is not expected to be material.

Generex will not recognize any gain or loss as a result of the reverse stock split.

Am I entitled to dissenters’ or appraisal rights in connection with the reverse stock split?

The holders of shares of common stock will have no dissenters' rights of appraisal under Delaware law, our Restated Certificate of Incorporation or our Amended and Restated Bylaws with respect to the amendment to our Restated Certificate of Incorporation to accomplish the reverse stock split.

How many votes are needed for this proposal and how are the votes counted?

The affirmative vote of a majority of the shares of common stock entitled to vote thereon is required to approve the amendment to our Restated Certificate of Incorporation to accomplish the reverse stock split and to proportionately reduce the number of authorized shares of common stock.   The effect of an abstention or broker non-vote is the same as that of a vote against the proposal.

How does the Board of Directors recommend that I vote?

We recommend that you vote FOR the approval of the amendment to our Restated Certificate of Incorporation to effect, at any time prior to December 31, 2016, a reverse stock split of our common stock at an exchange ratio to be determined and to proportionately reduce the number of shares of the common stock authorized for issuance (the implementation of the reverse stock split, ratio and timing of which will be subject to the discretion of the Board of Directors).

35

Approval of the Adjournment of the annual Meeting, if Necessary

TO SOLICIT ADDITIONAL PROXIES FOR PROPOSAL set forth in itemS 4 AND 5

(Item 6 on the Proxy Card)

What am I voting on?

Generex is asking its stockholders to vote on a proposal to approve the adjournment of the annual meeting of stockholders, if necessary, to solicit additional proxies for the proposals set forth as Item 4 and Item 5 on the Proxy Card.

Why is this proposal necessary?

As discussed above, our Board recommends a vote for the increase in authorized shares of common stock under Item 4 and the reverse stock split under Item 5. In order to implement the increase in authorized shares or the reverse stock split, Generex is required under Delaware law to obtain the affirmative vote of a majority of all shares of common stock outstanding for each proposal. While we hope to have a majority of all shares of common stock outstanding vote for the increase in authorized shares and the reverse stock split at the annual meeting, it is possible we will not have sufficient votes to do so. If we do not have sufficient votes for Item 4 and/or Item 5 at the annual meeting and Item 6 were to pass, we could solicit and obtain additional votes and promptly reconvene the annual meeting.

How many votes are needed for this proposal and how are the votes counted?

The affirmative vote of a majority of shares of common stock present in person or by proxy at the annual meeting and entitled to vote on the subject matter is required to approve this Item 6. Abstentions will have the effect of negative votes.

How does the Board of Directors recommend that I vote?

We recommend that you vote FOR the approval to adjourn the annual meeting of stockholders, if necessary, to solicit additional proxies for the proposals set forth as Item 4 and Item 5 on the Proxy Card.

36

OTHER MATTERS

The Generex Board of Directors is not aware of any other business that may be brought before the special meeting.

Security Ownership of Certain Beneficial Owners and Management

The table on the following pages sets forth information regarding the beneficial ownership of the common stock by our directors and named executive officers (including persons who served as principal executive officer and principal financial officer during a portion of the fiscal year ended July 31, 2014) and all the named executives and directors as a group. We are not aware of any person or group that beneficially owns more than five percent of our outstanding shares of common stock.

The information contained in this table is as of May 31, 2015. At that date, we had 806,477,610 shares of common stock outstanding. Mr. Barratt resigned from the board of directors on April 30, 2014, but has been included in the table below, as he served as a director throughout the fiscal year ended 2014.

A person is deemed to be a beneficial owner of shares if he has the power to vote or dispose of the shares. This power can be exclusive or shared, direct or indirect. In addition, a person is considered by SEC rules to beneficially own shares underlying options or warrants that are presently exercisable or that will become exercisable within sixty (60) days.

Except as otherwise indicated, the address of each person named in the table below is c/o Generex Biotechnology Corporation, 555 Richmond Street West, Suite 604, Toronto, Canada M5V 3B1.

Beneficial Ownership

Name of Beneficial Owner	Number of Shares	Percent of Class

Named Executives, Directors and Nominees

John P. Barratt (1)	6,729,876	*
Mark Fletcher (2)	13,174,725	1.6%
Brian T. McGee (3)	3,726,131	*
Dr. James Anderson (4)	3,564,341	*
Eric von Hofe, Ph.D. (5)	4,683,798	*
Dr. David Brusegard (6)	4,147,399	*
Stephen Fellows (7)	1,295,492	*
Named Executives and Directors as a group (7 persons)	37,321,762	4.4%

* Less than 1%.

(1)	Includes 6,129,876 shares, 100,000 options which were granted on March 8, 2010 under the 2006 Plan, 400,000 options issued March 25, 2011 under the 2001 Stock Option Plan and 100,000 options issued March 25, 2011 under the 2006 Stock Option Plan.
(2)	Includes 931,803 shares, 300,000 options which were granted on March 8, 2010 under 2006 Plan, 400,000 options issued March 25, 2011 under the 2001 Stock Option Plan, 1,100,000 options issued March 25, 2011 under the 2006 Stock Option Plan, 1,457,195 options issued June 19, 2012 under the 2006 Plan, 5,143,787 options issued April 1, 2013 under the 2006 Plan, 1,587,300 options issued June 6, 2013 under the 2006 Plan and 2,254,640 options issued October 31, 2013 under the 2001 (400,000) and 2006 Plans (1,854,640).
(3)	Includes 285,714 shares, 100,000 options which were granted on March 8, 2010 under the 2006 Plan, 200,000 options issued March 25, 2011 under the 2001 Stock Option Plan, 508,197 options issued June 19, 2012 under the 2006 Plan, 1,413,374 options issued April 1, 2013 under the 2006 Plan, 328,042 options issued June 6, 2013 under the 2006 Plan and 890,804 options issued October 31, 2013 under the 2001 (400,000) and 2006 Plans (490,804).

(4)	Includes 409,836 options issued June 19, 2012 under the 2006 Plan, 1,139,818 options issued April 1, 2013 under the 2006 Plan, 1,296,296 options issued June 6, 2013 under the 2006 Plan and 718,391 options issued October 31, 2013 under the 2001 (400,000) and 2006 Plans (318,391).

(5)	Includes 10,000 shares, 200,000 options issued March 25, 2011 under the 2001 Stock Option Plan, 626,292 options issued June 21, 2012 under the 2006 Plan, 2,177,267 options issued April 1, 2013 under the 2006 Plan, 682,210 options issued June 6, 2013 under the 2006 Plan and 988,029 options issued October 31, 2013 under the 2001 (400,000) and 2006 Plans (588,029).

(6)	Includes 31,295 shares of common stock held by Dr. Brusegard, 200,000 options issued March 25, 2011 under the 2001 Stock Option Plan, 546,448 options issued June 20, 2012 under the 2006 Plan, 1,928,925 options issued April 1, 2013 under the 2006 Plan, 595,239 options issued June 6, 2013 under the 2006 Plan and 845,492 options issued October 31, 2013 under the 2001 (400,000) and 2006 Plans (445,492).

(7)	Includes 250,000 options which were granted on March 8, 2010 under the 2006 Plan, 200,000 options issued March 25, 2011 under the 2001 Stock Option Plan and 845,492 options issued October 31, 2013 under the 2001 (400,000) and 2006 Plans (445,492).

37

CERTAIN TRANSACTIONS

Changes in Control

We know of no arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in the change in control of Generex.

Review of Related Party Transactions

We presently have a policy requiring approval by stockholders or by a majority of disinterested directors of transactions in which one of our directors has a material interest apart from such director's interest in Generex. We also have a policy requiring the approval by the Audit Committee for any transactions in which a director or an executive officer has a material interest apart from such director's or officer’s interest in Generex.

Related Transactions

We are not aware of any transactions or arrangements falling within the scope of the above-mentioned policy on related party transactions.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that Generex's directors and executive officers, and any persons who own more than ten percent (10%) of Generex's common stock, file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Generex. Such persons are required by SEC regulations to furnish Generex with copies of all such reports that they file. To the knowledge of Generex, based upon its review of these reports, all Section 16 reports required to be filed by its directors and executive officers during the fiscal year ended July 31, 2014 were filed on a timely basis.

OTHER INFORMATION

Annual Report

Copies of our Annual Report on Form 10-K for the fiscal year ended July 31, 2014, as amended (without exhibits or documents incorporated by reference therein), are available without charge to stockholders upon written request to the Secretary of Generex at Generex Biotechnology Corporation, 555 Richmond Street West, Suite 604, Toronto, Ontario, Canada M5V 3B1, by calling 416-364-2551 or via the Internet at www.generex.com.

Stockholders are referred to the report for financial and other information about Generex, but such report is not incorporated in this proxy statement and is not a part of the proxy soliciting material.

Stockholder Proposals for the Next Annual Meeting

Any proposals of stockholders intended to be presented at the 2016 annual meeting of stockholders must be received by Generex at 555 Richmond Street West, Suite 604, Toronto, Ontario, Canada M5V 3B1, no later than a reasonable time before Generex begins to print and distribute its proxy materials in order to be included in the proxy materials and form of proxy relating to such meeting. It is suggested that stockholders submit any proposals by an internationally recognized overnight delivery service to the Secretary of Generex at its principal executive offices located at 555 Richmond Street West, Suite 604, Toronto, Ontario, Canada M5V 3B1. Such proposal must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy materials for such meeting. The 2016 annual meeting is tentatively scheduled to take place in April 2016.

For business to be properly brought before the 2016 annual meeting by a stockholder in a form other than a stockholder proposal requested to be included in Generex’s proxy materials, any stockholder who wishes to nominate a person for election as director or bring another item of business before the annual meeting of stockholders must give notice of such intention to nominate or other business item in writing to the Secretary of Generex not less than 60 nor more than 90 days prior to the annual meeting. In the event that less than 70 days’ notice or prior disclosure of the date of the meeting is given or made to stockholders, notice of such nomination or business to be timely must be received by the Secretary of Generex not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The stockholder's notice of such nomination or business must provide information about the nominee, the nature of the other business and the stockholder proposing such nomination or business, as required by Generex's bylaws. A copy of these bylaw requirements will be provided upon request in writing to David Brusegard, Secretary, at the principal offices of Generex.

38

If there should be any change in the foregoing submission deadlines, Generex intends to publicly disseminate information concerning the change.

39

Appendix A

FORM OF CERTIFICATE OF AMENDMENT

TO

RESTATED CERTIFICATE OF INCORPORATION

OF

GENEREX BIOTECHNOLOGY CORPORATION

Generex Biotechnology Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”),

DOES HEREBY CERTIFY:

FIRST: That, in accordance with Section 242 of the DGCL, the Board of Directors of Generex Biotechnology Corporation (the “Corporation”), by unanimous written consent filed with the minutes of the Board of Directors, duly adopted by resolution the amendment (the “Amendment”) to the Corporation’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) and directed that said Amendment be submitted to the stockholders of the Corporation for consideration.

SECOND: That thereafter, the holders of a majority of the outstanding stock of the Corporation entitled to vote thereon approved the Amendment at a special meeting of the Corporation’s stockholders in accordance with Section 242 of the DGCL.

THIRD: Effective upon the filing of this Certificate of Amendment with the Delaware Secretary of State, the Certificate of Incorporation is hereby amended by deleting Article FOURTH in its entirety and replacing it with the following:

“FOURTH: The aggregate number of shares of all classes of stock that this Corporation shall have the authority to issue is 2,450,000,000 shares, consisting of (a) 2,450,000,000 shares of common stock, par value $.001 per share, and (b) 1,000,000 shares of preferred stock, par value $.001 per share. The preferred stock may be issued in one or more series and may have preferences as to dividends and to liquidation of the Corporation. The Board of Directors of the Corporation shall establish the specific rights, preferences, voting privileges and restrictions of such preferred stock or any series thereof.

FOURTH: This Certificate of Amendment will be effective upon filing.

IN WITNESS WHEREOF, Generex Biotechnology Corporation has caused this Certificate of Amendment to the Restated Certificate of Amendment to be signed by Mark A. Fletcher, its President & Chief Executive Officer, this      day of                     , 201_.

GENEREX BIOTECHNOLOGY CORPORATION

By:
Mark A. Fletcher
President & Chief Executive Officer

A-1

Appendix B

FORM OF CERTIFICATE OF AMENDMENT

TO

RESTATED CERTIFICATE OF INCORPORATION

OF

GENEREX BIOTECHNOLOGY CORPORATION

Generex Biotechnology Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”),

DOES HEREBY CERTIFY:

FIRST: That, in accordance with Section 242 of the DGCL, the Board of Directors of Generex Biotechnology Corporation (the “Corporation”), by unanimous written consent filed with the minutes of the Board of Directors, duly adopted by resolution the amendment (the “Amendment”) to the Corporation’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) and directed that said Amendment be submitted to the stockholders of the Corporation for consideration.

SECOND: That thereafter, the holders of a majority of the outstanding stock of the Corporation entitled to vote thereon approved the Amendment at a special meeting of the Corporation’s stockholders in accordance with Section 242 of the DGCL.

THIRD: Effective upon the filing of this Certificate of Amendment with the Delaware Secretary of State, the Certificate of Incorporation is hereby amended by deleting Article FOURTH in its entirety and replacing it with the following:

“FOURTH: The aggregate number of shares of all classes of stock that this Corporation shall have the authority to issue after giving effect to the Reverse Stock Split (as defined herein) is [ ][1] shares, consisting of (a) [ ] shares of common stock, par value $.001 per share, and (b) 1,000,000 shares of preferred stock, par value $.001 per share. The preferred stock may be issued in one or more series and may have preferences as to dividends and to liquidation of the Corporation. The Board of Directors of the Corporation shall establish the specific rights, preferences, voting privileges and restrictions of such preferred stock or any series thereof.

“Upon the filing and effectiveness (the “Effective Time”) of this Certificate if Amendment to the Restated Certificate of Incorporation, each [number][2] shares of the Corporation’s common stock, issued and outstanding immediately prior to the Effective Time, shall automatically be combined into one (1) validly issued, fully paid and non-assessable share of common stock without any further action by the Corporation or the holder thereof, subject to treatment of fractional share interests as described below (the “Reverse Stock Split”). No certificates representing fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive a fractional share of common stock shall be entitled to receive from the Corporation’s transfer agent, in lieu of any fractional share, the number of shares rounded up to the next whole number. Each certificate that immediately prior to the Effective Time represented shares of common stock (“Old Certificates”) shall thereafter represent that number of shares of common Stock into which the shares of common stock represented by such Old Certificate shall have been combined, subject to the elimination of fractional share interests as set forth above. Shares of common stock that were outstanding prior to the Effective Time and that are not outstanding after the Effective Time shall resume the status of authorized but unissued shares of common stock.”

FOURTH: This Certificate of Amendment will be effective upon filing.

IN WITNESS WHEREOF, Generex Biotechnology Corporation has caused this Certificate of Amendment to the Restated Certificate of Amendment to be signed by Mark A. Fletcher, its President & Chief Executive Officer, this      day of                     , 201_.

GENEREX BIOTECHNOLOGY CORPORATION

By:
Mark A. Fletcher
President & Chief Executive Officer

[1] Following the Reverse Stock Split, the number of authorized shares of Common Stock will be reduced in proportion to the ratio utilized by the Board of Directors in the Reverse Stock Split.

[2] The ratio for the Reverse Stock Split will selected by our Board of Directors in its discretion.

B-1

[INSERT PROXY CARD]